UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2018

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2018.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. Over the past year the domestic economy has experienced an acceleration in its growth trajectory, forging ahead in spite of a milieu of domestic political drama, trade skirmishes and geopolitical tensions. The economy has shrugged off a number of headline events over the past year, including: 1) the twists and turns of the special counsel investigation into potential Trump campaign collusion with Russia; 2) the politics surrounding the nomination of Brett Kavanaugh to replace the retired Anthony Kennedy on the U.S. Supreme Court; 3) imposition of tariffs on imports from a number of trading partners; and 4) ongoing tensions in the Middle East. The Bureau of Economic Analysis reported its third estimate of second quarter 2018 gross domestic product (GDP) of +4.2%, up slightly from the prior estimate, and also higher than the second quarter’s +2.2% reading. The employment situation improved over the prior quarter, with an average of approximately 185,000 jobs added each month. At the same time, the unemployment rate edged lower to 3.9%. The Federal Open Market Committee (FOMC) kept its interest rate policy unchanged with a fed funds rate target range of 1.75%-2.00%. The consensus among economists is that the FOMC will raise rates at least once more this year.

The global economic environment remains very robust, but economists warn that it could be nearing its peak due to tightening financial conditions, growing capacity constraints and trade dust-ups. The Eurozone economy has gained momentum, but may face a difficult time going forward as a result of U.S. trade protectionism and uncertainty surrounding the U.K.’s Brexit strategy. Asian economies have generally delivered solid results, relying to a great extent on tech exports. However, these economies could be among the hardest hit if protectionism continues to rise. Economists are forecasting that China should generate 6.5% GDP growth for 2018, below its recent trend. Latin American economies have disappointed this year as a result of policy uncertainty.

In general, financial markets have delivered strong results over the past year, with many broad-based stock indexes recently attaining record highs. Stock prices have reacted favorably to the benefits of the Trump administration’s pro-growth fiscal policies. Market returns have been solid even in the face of many of the headwinds mentioned above. Domestic equities have outperformed international and emerging markets stocks, but diversification remains important. Consumer confidence remains elevated, and economists believe that the current expansion will continue for at least a few more quarters.

As the domestic economy marched to steady improvement, yields on U.S. Treasury securities rose materially. The yield on the 10-year U.S. Treasury rose from 2.12% to 2.85% over the twelve months ended August 31, 2018. Contributing to the rise in yields was the economy’s strong performance, and the FOMC’s decision to raise short-term interest rates in an effort to contain inflation.

Total Returns as of August 31, 2018*

*Periods of Less than 1-Year Are Not Annualized

Fund	Three Months	Six Months	Year to Date	One Year	Five Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	+3.16%	+2.97%	+3.88%	+12.50%	+9.24%	+10.49%	8-26-09	0.99%
MSCI World Index Net Return	+4.35%	+3.89%	+4.85%	+13.10%	+10.23%	+10.22%

PMC Core Fixed Income Fund	+0.43%	+0.43%	-1.43%	-1.42%	+2.08%	+4.35%	9-28-07	1.36%
Bloomberg Barclays U.S. Aggregate Bond Index	+0.54%	+1.15%	-0.96%	-1.05%	+2.49%	+3.85%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2019; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation. In an effort to lower the Fund’s expense ratio, on May 25, 2018 the Adviser removed the sub-advisers to the Fund, and assumed responsibility for managing the remaining portion of the Fund’s assets that it did not already manage. In connection with assuming management of the Fund’s assets, the Adviser agreed to reduce its advisory fee by 0.42% and the Fund’s operating expense limit by 0.37%.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. Value-oriented stocks have underperformed significantly for the past 18 months, and this has been a contributor to the Fund’s relative performance, as it lagged the benchmark over the twelve-month period ended August 31, 2018. For the most recent three-month period, the Fund generated a return of +3.16%, slightly underperforming the +4.35% return of the MSCI World Index Net Return. For the twelve months ended August 31, 2018, the Fund generated a total return of +12.50%, trailing the +13.10% return of the benchmark. In a reversal of the prior year, relative performance benefited during the twelve-month period from an overweight to domestic equities relative to both European and Asian equities, as domestic markets have outperformed international indices. A slight overweight to information technology and underweights to consumer staples and utilities contributed positively to performance during the year, as did security selection in several sectors, including energy, financials and industrials. Among the detractors from performance during the year was the Fund’s allocation to cash, as well as an overexposure to mid cap and small cap stocks relative to the benchmark. In addition, a slight overweight to South America was a detractor to performance. As has been the case in recent years, the Fund’s underweights to a handful of information technology and consumer discretionary companies such as Amazon, Inc. (AMZN), Netflix, Inc. (NFLX) and Microsoft, Inc. (MSFT) were material detractors from performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark index generally, the primary risks continue to primarily involve systematic risk. Because the Adviser strives to control the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. As a result, in general market declines, the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and the two sub-advisers selected to manage the Fund assets are: Neuberger Berman Investment Advisers LLC and Schroder Investment Management North America Inc.

Over the past 12 months the environment for fixed income securities has been one of transition to a regime of higher yields after a decades-long decline. During this transition period, the FOMC has attempted to balance a desire to allow the economic expansion to continue with ensuring that inflation does not rise too quickly. The committee’s target range on the fed funds rate is currently at 1.75%-2.00%, and the consensus among economists is that the FOMC will announce at least one, and perhaps more, additional rate increases before the end of the year. Against this backdrop, the Fund generated a positive return for the three-month period, but a slightly negative return over the twelve-month period, ended August 31, 2018. For the most recent three-month period, the Fund generated a return of +0.43%, slightly underperforming the benchmark Bloomberg Barclays U.S. Aggregate Bond Index return of +0.54%. For the twelve months ended August 31, 2018, the Fund posted a return of -1.42%, underperforming the benchmark return of -1.05%. The primary factors positively impacting performance over the past 12-month period were security selection within the corporate bond and government-related securities segments. In contrast to last year, the Fund’s aggregate underweight to U.S. Treasury securities was a detractor, as the sub-advisers’ expectation of a narrowing in credit spreads (i.e., credit securities outperforming Treasury obligations) did not materialize. The sub-advisers also remain focused on security selection in this environment, and have generally favored conservative duration positioning in the expectation of generally rising interest rates.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

The U.S. economy continues to gain ground, and is now in the midst of the second-longest expansion on record. The recent acceleration is attributed to the counter-cyclical, pro-growth fiscal policies of the Trump administration, and is occurring in spite of significant political divisions in Washington, trade disputes with major trading partners, and geopolitical tensions in various parts of the world. In addition, economists believe that even though the global economy may be nearing its cycle peak, there is little to suggest the growth in the U.S. will stall within the next few quarters. Interest rates, while rising, are doing so at a reasonable pace, and the FOMC will be careful to not tap the brakes too hard while trying to mitigate inflationary pressures. Despite the seemingly positive backdrop, risks do remain. As mentioned last quarter, with the market at all-time highs and interest rates heading higher, stock prices could be susceptible to an unforeseen outcome on the policy side or on the earnings front. In addition, if tensions with Iran, Venezuela or in other flashpoints around the world continue to escalate, volatility may rise and stock prices would be expected to decline. However, investors have reason to remain cautiously optimistic, and in this environment being diversified is a wise strategy.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet | PMC

Envestnet Asset Management

The views in this report were those of the Fund’s investment adviser and the Fund’s sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus (http://www.investpmc.com/solutions/portfolios) for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, and together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18–8/31/18).

Actual	Expenses

The first lines of the following table provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18*
PMC Core Fixed Income Fund
Actual	$1,000.00	$1,004.30	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

PMC Diversified Equity Fund
Actual	1,000.00	1,029.70	5.93
Hypothetical (5% return before expenses)	1,000.00	1,019.36	5.90
*	Expenses are equal to the annualized expense ratio of 1.00% and 1.16% for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2018 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.
*	Valued at the net unrealized appreciation (depreciation).

Average Annual Returns as of August 31, 2018

	PMC Core Fixed Income Fund	Bloomberg Barclays U.S. Aggregate Bond Index
One Year	-1.42%	-1.05%
Five Year	2.08%	2.49%
Ten Year	4.25%	3.70%
Since Inception (9/28/07)	4.35%	3.85%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2008. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2018 is shown below.

^	Excludes securities lending collateral.

Average Annual Returns as of August 31, 2018

	PMC Diversified Equity Fund	MSCI World Index Net Return
One Year	12.50%	13.10%
Five Year	9.24%	10.23%
Since Inception (8/26/09)	10.49%	10.22%

On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance. On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018

	Principal Amount	Value
Asset-Backed Securities—9.01%
Ally Auto Receivables Trust
2017-3, 1.530%, 03/16/2020	$134,251	$133,978
Ameriquest Mortgage Securities, Inc.
2003-10, 2.824% (1 Month LIBOR USD + 0.760%), 12/25/2033(c)	101,547	101,243
Asset Backed Funding Certificates
2004-OPT3, 2.845% (1 Month LIBOR USD + 0.780%), 11/25/2033(c)	360,118	358,216
CAL Funding III Ltd.
2017-1A, 3.620%, 06/25/2042(b)	859,483	846,563
Capital One Multi-Asset Execution Trust
2014-4A, 2.423% (1 Month LIBOR USD + 0.360%), 06/15/2022(c)	2,560,000	2,566,902
CarFinance Capital Auto Trust
2015-1A, 1.750%, 06/15/2021(b)	4,457	4,453
Carlyle Global Market Strategies
2017-1A, 3.648% (3 Month LIBOR USD + 1.300%), 04/20/2031(b)(c)	1,375,000	1,377,717
Carrington Mortgage Loan Trust
2006-RFC1, 2.215% (1 Month LIBOR USD + 0.150%), 05/25/2036(c)	17,548	17,583
Cedar Funding VI CLO Ltd.
2016-6A, 3.818% (3 Month LIBOR USD + 1.470%), 10/20/2028(b)(c)	1,480,000	1,481,326
Centex Home Equity Loan Trust
2005-D M3, 2.545% (1 Month LIBOR USD + 0.480%), 10/25/2035(c)	435,000	437,511
2005-D M4, 2.675% (1 Month LIBOR USD + 0.610%), 10/25/2035(c)	390,000	390,737
Chase Issuance Trust
2016-2A, 1.370%, 06/15/2021	1,450,000	1,435,740
2012-4A, 1.580%, 08/15/2021	1,790,000	1,771,880
Citibank Credit Card Issuance Trust
2016-A1, 1.750%, 11/19/2021	2,470,000	2,439,872
2018-A1, 2.490%, 01/20/2023	1,790,000	1,771,239
Citigroup Mortgage Loan Trust, Inc.
2006-WFHE4, 2.345% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	227,000	225,239
CLI Funding LLC
2013-1A, 2.830%, 03/18/2028(b)	84,533	82,696
2013-2A, 3.220%, 06/18/2028(b)	57,179	56,186
CWABS, Inc.
2004-5, 2.565% (1 Month LIBOR USD + 0.500%), 10/25/2034(c)	368,647	363,321
Dewolf Park Clo Ltd.
2017-1A, 3.549% (3 Month LIBOR USD + 1.210%), 10/15/2030(b)(c)	1,700,000	1,700,338
Discover Card Execution Note Trust
2013-A6, 2.513% (1 Month LIBOR USD + 0.450%), 04/15/2021(c)	1,000,000	1,000,452
ECAF I Ltd.
2015-1A, 3.473%, 06/15/2040(b)	328,676	326,623
EquiFirst Mortgage Loan Trust
2003-2, 3.189% (1 Month LIBOR USD + 1.125%), 09/25/2033(c)	328,002	328,592
Flagship Credit Auto Trust
2015-2, 1.980%, 10/15/2020(b)	20,740	20,728
Goldentree Loan Management US Clo 2 Ltd.
2017-2A, 3.498% (3 Month LIBOR USD + 1.150%), 11/28/2030(b)(c)	1,525,000	1,526,414
GSAMP Trust
2002-HE2, 6.577% (1 Month LIBOR USD + 4.500%), 10/20/2032(c)	143,416	144,604
Home Equity Mortgage Trust
2004-5, 3.665% (1 Month LIBOR USD + 1.600%), 02/25/2035(c)	34,691	34,798
JP Morgan Mortgage Acquisition Trust
2007-CH1, 2.344% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	310,000	309,427

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Madison Park Funding XVIII Ltd.
2015-18, 3.537% (3 Month LIBOR USD + 1.190%), 10/21/2030(b)(c)	$2,000,000	$2,003,518
Madison Park Funding XXVI Ltd.
2007-26, 3.539% (3 Month LIBOR USD + 1.200%), 07/29/2030(b)(c)	1,355,000	1,356,201
Morgan Stanley ABS Capital I, Inc. Trust
2003-HE1, 3.265% (1 Month LIBOR USD + 1.200%), 05/25/2033(c)	173,259	172,245
Navient Student Loan Trust
2016-6A, 2.545% (1 Month LIBOR USD + 0.480%), 03/25/2066(b)(c)	76,626	76,719
2017-3A, 2.365% (1 Month LIBOR USD + 0.300%), 07/26/2066(b)(c)	220,287	220,463
2017-1A, 2.465% (1 Month LIBOR USD + 0.400%), 07/26/2066(b)(c)	32,479	32,485
2018-3A, 2.335% (1 Month LIBOR USD + 0.270%), 03/25/2067(b)(c)	299,524	299,591
Octagon Investment Partners 30 Ltd.
2017-1A, 3.668% (3 Month LIBOR USD + 1.320%), 03/17/2030(b)(c)	550,000	553,152
OneMain Financial Issuance Trust
2015-2A, 2.570%, 07/18/2025(b)	8,332	8,341
2015-1A, 3.190%, 03/18/2026(b)	108,058	108,390
Permanent Master Issuer PLC
2018-A1, 2.747% (3 Month LIBOR USD + 0.380%), 07/15/2058(b)(c)	250,000	249,402
Popular ABS Mortgage Pass-Through Trust
2005-2, 2.325% (1 Month LIBOR USD + 0.260%), 04/25/2035(c)	175,996	175,280
RAMP Trust
2005-RZ2, 2.625% (1 Month LIBOR USD + 0.560%), 05/25/2035(c)	330,000	330,926
RASC Trust
2005-EMX2, 2.715% (1 Month LIBOR USD + 0.650%), 07/25/2035(c)	177,357	179,515
2005-KS12, 2.525% (1 Month LIBOR USD + 0.460%), 01/25/2036(c)	390,000	387,832
Springleaf Funding Trust
2015-AA, 3.160%, 11/15/2024(b)	106,986	107,030
Structured Asset Investment Loan Trust
2004-8, 2.615% (1 Month LIBOR USD + 0.550%), 09/25/2034(c)	216,516	212,501
Structured Asset Securities Corp.
2005-NC1, 2.585% (1 Month LIBOR USD + 0.520%), 02/25/2035(c)	440,000	442,766
Structured Asset Securities Corp. Mortgage Loan Trust
2005-NC2, 2.495% (1 Month LIBOR USD + 0.430%), 05/25/2035(c)	44,153	44,318
2006-AM1, 2.225% (1 Month LIBOR USD + 0.160%), 04/25/2036(c)	47,582	47,559
TAL Advantage V LLC
2014-2A, 3.330%, 05/20/2039(b)	116,875	116,426
Textainer Marine Containers V Ltd.
2017-1A, 3.720%, 05/20/2042(b)	158,421	157,462
2017-2A, 3.520%, 06/20/2042(b)	523,579	512,702
Towd Point Mortgage Trust
2015-6, 3.500%, 04/25/2055(b)(d)	73,265	73,325
2016-2, 2.750%, 08/25/2055(b)(d)	68,653	67,549
2016-3, 2.250%, 08/25/2056(b)(d)	60,935	59,781
2017-5, 2.665% (1 Month LIBOR USD + 0.600%), 02/25/2057(b)(c)	1,311,102	1,315,565
2017-2, 2.750%, 04/25/2057(b)(d)	372,631	366,325
2017-4, 2.750%, 06/25/2057(b)(d)	392,383	384,518
2017-3, 2.750%, 07/25/2057(b)(d)	758,073	744,225
Toyota Auto Receivables Owner Trust
2017-B, 1.460%, 01/15/2020	231,054	230,575
Verizon Owner Trust
2016-2A, 1.680%, 05/20/2021(b)	510,000	506,119
Voya CLO Ltd.
2014-2A, 3.586% (3 Month LIBOR USD + 1.250%), 04/17/2030(b)(c)	1,380,000	1,382,521

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2004-1, 2.365% (1 Month LIBOR USD + 0.300%), 04/25/2034(c)	$225,260	$222,402
Wind River CLO Ltd.
2017-2A, 3.578% (3 Month LIBOR USD + 1.230%), 07/20/2030(b)(c)	1,440,000	1,441,094

Total Asset-Backed Securities (Cost $35,723,395)		35,843,201

Corporate Bonds—21.47%
Accommodation—0.03%
Wynn Las Vegas LLC
5.250%, 05/15/2027(b)	117,000	109,541

Administrative and Support Services—0.06%
Scientific Games International, Inc.
5.000%, 10/15/2025(b)	245,000	233,363

Beverage and Tobacco Product Manufacturing—0.82%
Anheuser-Busch InBev Finance, Inc.
4.700%, 02/01/2036	300,000	305,573
4.900%, 02/01/2046	2,015,000	2,075,455
Anheuser-Busch InBev Worldwide, Inc.
4.750%, 04/15/2058	880,000	869,689

		3,250,717

Broadcasting (except Internet)—0.47%
Comcast Corp.
4.000%, 08/15/2047(f)	635,000	577,908
Discovery Communications LLC
2.950%, 03/20/2023	1,220,000	1,174,688
5.200%, 09/20/2047(f)	130,000	126,582

		1,879,178

Capital Goods—0.55%
General Electric Co.
5.000% to 01/21/2021, then 3 Month LIBOR USD + 3.330%(a)(h)	2,229,000	2,196,958

Chemical Manufacturing—0.75%
AbbVie, Inc.
3.200%, 11/06/2022	45,000	44,489
4.700%, 05/14/2045	580,000	569,508
Bayer US Finance II LLC
3.875%, 12/15/2023(b)	1,840,000	1,842,974
Church & Dwight Co., Inc.
2.450%, 08/01/2022	500,000	482,847
Dow Chemical Co.
4.625%, 10/01/2044	40,000	39,851

		2,979,669

Clothing and Clothing Accessories Stores—0.11%
L Brands, Inc.
5.250%, 02/01/2028(f)	315,000	271,294
6.875%, 11/01/2035	200,000	167,560

		438,854

Computer and Electronic Product Manufacturing—1.46%
Apple, Inc.
3.000%, 06/20/2027	1,200,000	1,153,700
4.650%, 02/23/2046(f)	520,000	569,158

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.875%, 01/15/2027(f)	$1,095,000	$1,026,276
3.500%, 01/15/2028	170,000	153,872
Dell International LLC
5.450%, 06/15/2023(b)(f)	1,255,000	1,319,156
6.020%, 06/15/2026(b)(f)	570,000	605,189
Microchip Technology, Inc.
4.333%, 06/01/2023(b)	690,000	688,359
QUALCOMM, Inc.
2.600%, 01/30/2023	320,000	307,977

		5,823,687

Credit Intermediation and Related Activities—3.79%
Bank of America Corp.
3.103% (3 Month LIBOR USD + 0.790%), 03/05/2024(a)	1,316,000	1,312,293
3.705% to 04/24/2027, then 3 Month LIBOR USD + 1.512%, 04/24/2028(a)	1,340,000	1,298,055
5.875% to 03/15/2028, then 3 Month LIBOR USD + 2.931%(a)(h)	408,000	408,510
3.419% to 12/20/2027, then 3 Month LIBOR USD + 1.040%, 12/20/2028(a)	1,426,000	1,345,309
3.970% to 03/05/2028, then 3 Month LIBOR USD + 1.070%, 03/05/2029(a)	630,000	619,859
Capital One Financial Corp.
2.500%, 05/12/2020	245,000	242,589
Capital One NA
3.489% (3 Month LIBOR USD + 1.150%), 01/30/2023(a)	500,000	505,222
Citigroup, Inc.
2.700%, 03/30/2021	775,000	764,004
4.050%, 07/30/2022	65,000	65,792
3.200%, 10/21/2026	1,095,000	1,029,085
4.300%, 11/20/2026	890,000	879,790
3.887% to 01/10/2027, then 3 Month LIBOR USD + 1.563%, 01/10/2028(a)	260,000	253,684
3.520% to 10/27/2027, then 3 Month LIBOR USD + 1.151%, 10/27/2028(a)	315,000	297,452
General Motors Financial Co., Inc.
3.700%, 11/24/2020	525,000	527,976
3.200%, 07/06/2021	150,000	148,123
5.750% to 09/30/2027, then 3 Month LIBOR USD + 3.598%(a)(f)(h)	490,000	478,056
HSBC Bank USA, NA
4.875%, 08/24/2020	480,000	494,310
JPMorgan Chase & Co.
2.700%, 05/18/2023	1,255,000	1,213,713
4.005% to 04/23/2028, then 3 Month LIBOR USD + 1.120%, 04/23/2029(a)(f)	860,000	851,297
3.882% to 07/24/2037, then 3 Month LIBOR USD + 1.360%, 07/24/2038(a)(f)	1,431,000	1,339,520
3.897% to 01/23/2048, then 3 Month LIBOR USD + 1.220%, 01/23/2049(a)	430,000	392,672
Wells Fargo & Co.
3.069%, 01/24/2023	645,000	631,641

		15,098,952

Data Processing, Hosting and Related Services—0.60%
Hewlett Packard Enterprise Co.
2.100%, 10/04/2019(b)	1,075,000	1,065,091
3.600%, 10/15/2020	565,000	569,656
4.900%, 10/15/2025(f)	745,000	769,443

		2,404,190

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Food and Beverage Stores—0.25%
Kroger Co.
2.800%, 08/01/2022	$1,000,000	$975,361

Food Manufacturing—0.07%
Tyson Foods, Inc.
3.550%, 06/02/2027	298,000	283,508

Funds, Trusts, and Other Financial Vehicles—0.02%
Sabra Health Care LP
5.375%, 06/01/2023	65,000	66,138

General Merchandise Stores—0.00%
JC Penney Corp., Inc.
5.650%, 06/01/2020	1,000	915

Health and Personal Care Stores—0.98%
CVS Health Corp.
4.300%, 03/25/2028	585,000	581,609
5.050%, 03/25/2048(f)	3,240,000	3,319,062

		3,900,671

Hospitals—0.23%
Advocate Health & Hospitals Corp.
3.829%, 08/15/2028	495,000	503,715
Encompass Health Corp.
5.750%, 09/15/2025	420,000	425,250

		928,965

Insurance Carriers and Related Activities—1.72%
American International Group, Inc.
3.300%, 03/01/2021	674,000	674,191
3.900%, 04/01/2026	646,000	635,323
AXA Equitable Holdings, Inc.
4.350%, 04/20/2028(b)	2,705,000	2,627,156
5.000%, 04/20/2048(b)	545,000	515,234
MetLife, Inc.
6.400%, 12/15/2036(f)	760,000	813,200
Prudential Financial, Inc.
4.500% to 09/15/2027, then 3 Month LIBOR USD + 2.380%, 09/15/2047(a)(f)	1,705,000	1,587,781

		6,852,885

Merchant Wholesalers, Nondurable Goods—0.22%
Cardinal Health, Inc.
3.079%, 06/15/2024	305,000	290,099
Sherwin-Williams Co.
3.125%, 06/01/2024	596,000	576,553

		866,652

Oil and Gas Extraction—0.80%
Concho Resources, Inc.
4.875%, 10/01/2047	285,000	289,442
Enterprise Products Operating LLC
5.375% to 02/15/2028, then 3 Month LIBOR USD + 2.570%, 02/15/2078(a)	761,000	716,103
EQT Corp.
3.900%, 10/01/2027	1,015,000	957,160

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Noble Energy, Inc.
4.150%, 12/15/2021	$843,000	$857,270
6.000%, 03/01/2041	40,000	43,495
5.250%, 11/15/2043	310,000	314,673

		3,178,143

Petroleum and Coal Products Manufacturing—0.32%
Marathon Oil Corp.
4.400%, 07/15/2027	1,285,000	1,290,526

Pipeline Transportation—1.26%
Crestwood Midstream Partners LP
6.250%, 04/01/2023	220,000	227,975
Energy Transfer Partners LP
4.150%, 10/01/2020	250,000	253,446
3.600%, 02/01/2023(f)	600,000	592,330
6.625% to 02/15/2028, then 3 Month LIBOR USD + 4.155%(a)(f)(h)	2,019,000	1,948,335
5.800%, 06/15/2038	275,000	285,664
Kinder Morgan Energy Partners LP
5.000%, 10/01/2021	45,000	46,924
MPLX LP
4.500%, 04/15/2038	568,000	530,770
4.700%, 04/15/2048	945,000	888,710
Phillips 66 Partners LP
3.605%, 02/15/2025	95,000	92,109
Williams Partners LP
5.400%, 03/04/2044	145,000	151,517

		5,017,780

Plastics and Rubber Products Manufacturing—0.18%
Newell Brands, Inc.
3.850%, 04/01/2023	737,000	724,555

Real Estate—0.42%
American Tower Corp.
2.800%, 06/01/2020	670,000	664,845
Digital Realty Trust LP
3.950%, 07/01/2022	1,010,000	1,023,202

		1,688,047

Rental and Leasing Services—0.65%
Ford Motor Credit Co. LLC
2.425%, 06/12/2020	480,000	469,588
3.157%, 08/04/2020	350,000	345,868
3.200%, 01/15/2021	370,000	363,522
3.336%, 03/18/2021	1,145,000	1,122,654
Synchrony Financial
2.700%, 02/03/2020	285,000	282,411

		2,584,043

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.84%
BAT Capital Corp.
2.764%, 08/15/2022(b)(f)	790,000	766,313
3.222%, 08/15/2024(b)	615,000	589,475
4.540%, 08/15/2047(b)	1,210,000	1,123,436
Goldman Sachs Group, Inc.
2.600%, 04/23/2020	285,000	282,919
2.875%, 02/25/2021	50,000	49,625

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
3.850%, 01/26/2027(f)	$1,375,000	$1,340,348
3.691% to 06/05/2027, then 3 Month LIBOR USD + 1.510%, 06/05/2028(a)	590,000	565,075
3.814% to 04/23/2028, then 3 Month LIBOR USD + 1.158%, 04/23/2029(a)	1,165,000	1,115,838
4.017% to 10/31/2037, then 3 Month LIBOR USD + 1.373%, 10/31/2038(a)(f)	470,000	439,798
5.150%, 05/22/2045	455,000	468,988
Morgan Stanley
2.750%, 05/19/2022	1,000,000	975,876
3.750%, 02/25/2023	1,380,000	1,390,190
3.950%, 04/23/2027	935,000	903,051
3.772% to 01/24/2028, then 3 Month LIBOR USD + 1.140%, 01/24/2029(a)	875,000	845,450
5.450% to 07/15/2019, then 3 Month LIBOR USD + 3.610%(a)(h)	320,000	324,800
S&P Global, Inc.
3.300%, 08/14/2020	131,000	131,402

		11,312,584

Support Activities for Mining—0.04%
Targa Resources Partners LP
6.750%, 03/15/2024	150,000	157,875

Telecommunications—1.98%
AT&T, Inc.
3.400%, 05/15/2025(f)	345,000	328,497
4.500%, 05/15/2035	535,000	498,849
5.250%, 03/01/2037	376,000	374,622
4.750%, 05/15/2046	525,000	476,441
5.450%, 03/01/2047	980,000	975,658
Charter Communications Operating LLC
4.908%, 07/23/2025	1,305,000	1,334,567
6.484%, 10/23/2045	470,000	503,767
5.375%, 05/01/2047	200,000	189,075
5.750%, 04/01/2048	340,000	336,242
Crown Castle International Corp.
3.200%, 09/01/2024(f)	825,000	789,205
3.800%, 02/15/2028(f)	700,000	671,719
Verizon Communications, Inc.
3.414% (3 Month LIBOR USD + 1.100%), 05/15/2025(a)	825,000	834,615
4.672%, 03/15/2055(f)	596,000	549,877

		7,863,134

Transportation Equipment Manufacturing—0.40%
General Motors Co.
3.143% (3 Month LIBOR USD + 0.800%), 08/07/2020(a)	1,100,000	1,105,322
United Technologies Corp.
3.950%, 08/16/2025	480,000	483,189

		1,588,511

Utilities—0.45%
Kinder Morgan, Inc.
5.000%, 02/15/2021(b)	670,000	694,373
5.550%, 06/01/2045	685,000	718,028
Southern Co.
2.950%, 07/01/2023	388,000	374,610

		1,787,011

Total Corporate Bonds (Cost $87,348,579)		85,482,413

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Foreign Corporate Bonds—8.78%
Chemical Manufacturing—0.12%
Braskem Netherlands Finance BV
3.500%, 01/10/2023(b)	$500,000	$466,880

Computer and Electronic Product Manufacturing—0.21%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/2025	825,000	826,961

Credit Intermediation and Related Activities—4.52%
Banco Santander SA
3.800%, 02/23/2028	585,000	542,689
Banque Federative du Credit Mutuel SA
2.700%, 07/20/2022(b)	1,770,000	1,713,223
Barclays Bank PLC
10.180%, 06/12/2021(b)	1,950,000	2,240,959
Barclays PLC
3.695% (3 Month LIBOR USD + 1.380%), 05/16/2024(a)	895,000	888,608
4.375%, 01/12/2026	1,065,000	1,042,934
BPCE SA
2.750%, 01/11/2023(b)	1,365,000	1,318,353
Credit Agricole SA/London
3.362% (3 Month LIBOR USD + 1.020%), 04/24/2023(a)(b)	745,000	748,961
Credit Suisse Group AG
2.997% to 12/14/2022, then 3 Month LIBOR USD + 1.200%, 12/14/2023(a)(b)	1,145,000	1,100,290
3.869% to 01/12/2028, then 3 Month LIBOR USD + 1.410%, 01/12/2029(a)(b)	250,000	239,312
HSBC Holdings PLC
2.650%, 01/05/2022	765,000	745,009
3.322% (3 Month LIBOR USD + 1.000%), 05/18/2024(a)	400,000	401,377
6.000% to 05/22/2027, then 5 Year Mid Swap Rate USD + 3.746%(a)(h)	925,000	898,453
Lloyds Banking Group PLC
3.100%, 07/06/2021	405,000	400,874
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019(b)	200,000	199,519
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	835,000	877,015
3.875%, 09/12/2023	835,000	814,978
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(b)	495,000	488,502
UBS Group Funding Switzerland AG
2.859% to 08/15/2022, then 3 Month LIBOR USD + 0.954%, 08/15/2023(a)(b)	500,000	483,177
4.125%, 09/24/2025(b)	1,100,000	1,105,912
Unifin Financiera SAB de CV SOFOM ENR
7.250%, 09/27/2023(b)	895,000	890,525
Westpac Banking Corp.
5.000% to 09/21/2027, then 5 Year Mid Swap Rate USD + 2.888%(a)(h)	940,000	844,412

		17,985,082

Food Manufacturing—0.17%
Grupo Bimbo SAB de CV
4.700%, 11/10/2047(b)	730,000	686,353

Funds, Trusts, and Other Financial Vehicles—0.21%
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 06/09/2023(f)	860,000	856,006

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Merchant Wholesalers, Durable Goods—0.05%
Johnson Controls International PLC
3.900%, 02/14/2026	$215,000	$213,929

Merchant Wholesalers, Nondurable Goods—0.30%
Allergan Funding SCS
3.450%, 03/15/2022	1,211,000	1,203,151

Miscellaneous Manufacturing—0.46%
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	1,875,000	1,813,582

Oil and Gas Extraction—1.12%
Cenovus Energy, Inc.
4.250%, 04/15/2027	488,000	472,600
Enbridge, Inc.
6.000% to 01/15/2027, then 3 Month LIBOR USD + 3.890% to 01/15/2047, then 3 Month LIBOR USD + 4.640%, 01/15/2077(a)	445,000	434,988
Petrobras Global Finance BV
7.375%, 01/17/2027(f)	810,000	804,897
Petroleos Mexicanos
3.500%, 01/30/2023	945,000	892,883
6.500%, 03/13/2027(f)	1,119,000	1,135,673
6.350%, 02/12/2048(b)	807,000	720,248

		4,461,289

Personal and Laundry Services—0.12%
MARB BondCo PLC
6.875%, 01/19/2025(b)	499,000	463,139

Petroleum and Coal Products Manufacturing—0.03%
Suncor Energy, Inc.
6.500%, 06/15/2038	84,000	104,814

Primary Metal Manufacturing—0.17%
CSN Resources SA
7.625%, 02/13/2023(b)(f)	770,000	690,120

Professional, Scientific, and Technical Services—0.18%
Cometa Energia SA de CV
6.375%, 04/24/2035(b)	735,000	721,219

Rental and Leasing Services—0.05%
FLY Leasing Ltd.
6.375%, 10/15/2021	200,000	207,250

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.17%
BNP Paribas SA
2.375%, 05/21/2020	695,000	686,317

Support Activities for Mining—0.12%
Vale Overseas Ltd.
6.250%, 08/10/2026	425,000	468,087

Telecommunications—0.78%
Axtel SAB de CV
6.375%, 11/14/2024(b)	935,000	912,803

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
Vodafone Group PLC
3.329% (3 Month LIBOR USD + 0.990%), 01/16/2024(a)	$1,360,000	$1,363,461
3.750%, 01/16/2024(f)	835,000	830,327

		3,106,591

Total Foreign Corporate Bonds (Cost $35,731,626)		34,960,770

Foreign Government Agency Issues—0.27%
Kreditanstalt fuer Wiederaufbau
2.375%, 12/29/2022	1,050,000	1,027,629
Province of Manitoba, Canada
9.625%, 12/01/2018	60,000	60,933

Total Foreign Government Agency Issues (Cost $1,105,958)		1,088,562

Foreign Government Notes/Bonds—4.19%
Argentine Republic Government International Bond
6.875%, 01/26/2027	435,000	341,475
5.875%, 01/11/2028	320,000	233,680
6.875%, 01/11/2048	515,000	361,788
Bolivian Government International Bond
4.500%, 03/20/2028(b)	815,000	746,540
Brazilian Government International Bond
2.625%, 01/05/2023	560,000	506,800
5.625%, 02/21/2047	220,000	184,387
Colombia Government International Bond
4.000%, 02/26/2024	90,000	90,472
3.875%, 04/25/2027	150,000	146,212
Costa Rica Government International Bond
7.158%, 03/12/2045	445,000	434,431
Dominican Republic International Bond
5.875%, 04/18/2024(b)	505,000	520,766
6.875%, 01/29/2026(b)	410,000	441,685
6.850%, 01/27/2045(b)	150,000	151,539
Guatemala Government Bond
4.375%, 06/05/2027(b)	600,000	566,100
Hungary Government International Bond
7.625%, 03/29/2041(f)	710,000	998,970
Indonesia Government International Bond
3.700%, 01/08/2022(b)	830,000	828,190
4.350%, 01/08/2027(b)	150,000	149,644
Kazakhstan Government International Bond
5.125%, 07/21/2025(b)	290,000	313,041
Mexico Government International Bond
4.150%, 03/28/2027	200,000	197,675
4.350%, 01/15/2047	625,000	569,375
Morocco Government International Bond
4.250%, 12/11/2022(b)	475,000	478,454
5.500%, 12/11/2042(b)	150,000	159,744
Namibia International Bonds
5.250%, 10/29/2025(b)	260,000	244,920
Oman Government International Bond
3.875%, 03/08/2022(b)	290,000	281,163
5.375%, 03/08/2027(b)	150,000	143,442
6.500%, 03/08/2047(b)	150,000	137,891

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount		Value
Panama Government International Bond
3.750%, 03/16/2025	$290,000		$290,725
3.875%, 03/17/2028	150,000		150,000
4.500%, 05/15/2047	150,000		151,500
Paraguay Government International Bond
4.700%, 03/27/2027(b)	290,000		292,900
Peruvian Government International Bond
8.750%, 11/21/2033	300,000		445,950
Philippine Government International Bond
3.950%, 01/20/2040	200,000		196,660
Qatar Government International Bond
3.250%, 06/02/2026(b)	150,000		143,430
4.625%, 06/02/2046(b)	150,000		149,893
Republic of South Africa Government Bond
6.500%, 02/28/2041	30,475,000	(i)	1,458,424
Republic of South Africa Government International Bond
4.875%, 04/14/2026	490,000		466,405
4.850%, 09/27/2027	219,000		204,777
4.300%, 10/12/2028	150,000		132,454
5.000%, 10/12/2046	150,000		126,246
Romanian Government International Bond
6.125%, 01/22/2044(b)	380,000		435,262
Saudi Government International Bond
3.250%, 10/26/2026(b)	150,000		142,089
4.500%, 10/26/2046(b)	150,000		141,165
Serbia International Bond
4.875%, 02/25/2020(b)	705,000		715,795
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026(b)	830,000		812,778
Uruguay Government International Bond
4.375%, 10/27/2027	490,000		502,311
5.100%, 06/18/2050	490,000		500,168

Total Foreign Government Notes/Bonds (Cost $17,825,609)			16,687,316

Non-Agency Mortgage Backed Securities—4.91%
Citigroup Commercial Mortgage Trust
2014-GC25, 1.171%, 10/10/2047(d)(e)	1,534,006		77,346
2015-GC27, 1.536%, 02/10/2048(d)(e)	1,167,317		79,407
2016-GC36, 3.616%, 02/10/2049	200,000		200,694
2017-C4 A-1, 2.121%, 10/12/2050	344,927		337,935
2017-C4 A-4, 3.471%, 10/12/2050	480,000		473,638
Cold Storage Trust
2017-ICE3, 4.163% (1 Month LIBOR USD + 2.100%), 04/15/2036(b)(c)	575,000		579,284
COMM Mortgage Trust
2013-LC6, 0.476%, 01/10/2046(b)(d)(e)	2,000,000		29,318
2013-CR6, 0.682%, 03/10/2046(d)(e)	1,500,000		33,055
2014-CR16, 1.306%, 04/10/2047(d)(e)	1,690,543		64,887
2014-LC15, 1.456%, 04/10/2047(d)(e)	1,948,385		81,209
2014-CR17, 1.242%, 05/10/2047(d)(e)	1,406,407		56,339
2014-UBS3, 1.443%, 06/10/2047(d)(e)	1,126,514		50,912
2014-UBS6, 1.112%, 12/10/2047(d)(e)	1,852,450		77,264
2015-LC21, 3.708%, 07/10/2048	100,000		101,398
2017-COR2, 2.111%, 09/10/2050	222,863		218,072

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
CSAIL Commercial Mortgage Trust
2015-C3, 4.252%, 08/15/2048(d)	$350,000	$351,372
2016-C7, 3.502%, 11/15/2049	275,000	271,785
2015-C2, 0.953%, 06/15/2057(d)(e)	1,663,792	66,642
Flagstar Mortgage Trust
2017-2, 3.500%, 10/25/2047(b)(d)	1,961,311	1,945,345
FREMF Mortgage Trust
2015-K718, 3.667%, 02/25/2022(b)(d)	580,000	580,867
GS Mortgage Securities Corp. II
2018-CHLL D, 3.713% (1 Month LIBOR USD + 1.650%), 02/15/2037(b)(c)	202,000	203,382
2018-CHLL E, 4.413% (1 Month LIBOR USD + 2.350%), 02/15/2037(b)(c)	469,000	473,356
GS Mortgage Securities Trust
2012-GCJ7, 4.740%, 05/10/2045	405,000	415,916
2014-GC18, 1.269%, 01/10/2047(d)(e)	4,727,973	189,786
2014-GC26, 1.182%, 11/10/2047(d)(e)	2,512,499	117,030
2015-GC32, 3.764%, 07/10/2048	105,000	106,784
2015-GC34, 3.278%, 10/10/2048	131,000	130,700
Impac Secured Assets Trust
2006-2, 2.565% (1 Month LIBOR USD + 0.500%), 08/25/2036(c)	50,000	46,630
JP Morgan Mortgage Trust
2016-3, 3.500%, 10/25/2046(b)(d)	1,133,793	1,124,901
2017-1, 3.500%, 01/25/2047(b)(d)	286,200	285,509
2017-2, 3.500%, 05/25/2047(b)(d)	168,945	167,620
2017-3, 3.500%, 08/25/2047(b)(d)	1,224,744	1,215,139
2017-4, 3.500%, 11/25/2048(b)(d)	1,076,479	1,068,037
JP Morgan Trust
2015-3, 3.500%, 05/25/2045(b)(d)	259,836	259,248
JPMDB Commercial Mortgage Securities Trust
2017-C7, 2.081%, 10/15/2050	347,732	340,668
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C24, 3.732%, 05/15/2048	220,000	222,555
2015-C25, 3.635%, 10/15/2048	320,000	321,873
2017-C34, 2.109%, 11/15/2052	494,450	485,538
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(d)	200,000	202,948
Morgan Stanley Mortgage Loan Trust
2004-6AR, 4.090% (1 Month LIBOR USD + 2.025%), 07/25/2034(c)	274,741	274,752
One Market Plaza Trust
2017-1MKT, 4.142%, 02/10/2032(b)	445,000	426,705
Sequoia Mortgage Trust
2015-2, 3.500%, 05/25/2045(b)(d)	594,162	592,444
2015-3, 3.500%, 07/25/2045(b)(d)	748,141	745,978
2017-2, 3.500%, 02/25/2047(b)(d)	1,242,890	1,232,464
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	200,000	197,578
2017-C4 A1, 2.129%, 10/15/2050	301,086	295,182
2017-C4 A4, 3.563%, 10/15/2050	400,000	397,048
UBS-Barclays Commercial Mortgage Trust
2013-C6, 2.788%, 04/10/2046	368,294	366,209
Wells Fargo Commercial Mortgage Trust
2012-LC5, 4.142%, 10/15/2045	305,000	309,372
2015-C29, 3.637%, 06/15/2048	130,000	131,058
2016-LC24, 2.942%, 10/15/2049	280,000	267,736
2016-NXS6, 2.918%, 11/15/2049	300,000	286,108

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
2017-C39, 3.418%, 09/15/2050	$260,000	$255,898
2017-C40, 2.110%, 10/15/2050	221,476	217,135
2016-LC25, 3.640%, 12/15/2059	315,000	315,827
WFRBS Commercial Mortgage Trust
2014-LC14, 1.457%, 03/15/2047(d)(e)	1,134,601	47,783
2014-C22, 0.999%, 09/15/2057(d)(e)	3,646,609	139,300

Total Non-Agency Mortgage Backed Securities (Cost $20,322,367)		19,552,966

Agency Mortgage Backed Securities—20.67%
Fannie Mae Connecticut Avenue Securities
2017-C03, 5.065% (1 Month LIBOR USD + 3.000%), 10/25/2029(c)	300,000	322,772
2017-C04, 4.915% (1 Month LIBOR USD + 2.850%), 11/25/2029(c)	364,000	384,477
2017-C05, 4.265% (1 Month LIBOR USD + 2.200%), 01/25/2030(c)	480,000	495,046
2017-C06, 4.865% (1 Month LIBOR USD + 2.800%), 02/25/2030(c)	350,000	366,435
2017-C07, 4.565% (1 Month LIBOR USD + 2.500%), 05/25/2030(c)	1,030,000	1,062,233
2018-C01, 4.315% (1 Month LIBOR USD + 2.250%), 07/25/2030(c)	780,000	797,993
2018-C02, 4.265% (1 Month LIBOR USD + 2.200%), 08/25/2030(c)	650,000	657,737
Fannie Mae Pool
254688, 5.500%, 03/01/2023	195,000	209,251
254832, 5.500%, 08/01/2023	53,943	57,885
254908, 5.000%, 09/01/2023	53,208	56,320
255320, 5.000%, 07/01/2024	8,870	9,388
256714, 5.500%, 05/01/2027	239,768	257,292
AD0696, 5.500%, 07/01/2027	63,904	69,285
257075, 5.500%, 02/01/2028	7,470	8,074
257204, 5.500%, 05/01/2028	49,835	53,477
MA0023, 5.000%, 04/01/2029	16,097	17,039
MA0096, 4.500%, 06/01/2029	9,474	9,867
AL8062, 5.500%, 06/01/2029	44,959	48,244
#TBA, 4.000%, 09/15/2029	255,000	261,016
AE0205, 5.000%, 03/01/2030	17,780	18,819
AB3000, 4.500%, 05/01/2031	22,228	23,177
BM3905, 5.000%, 08/01/2031	134,292	142,146
AS9520, 3.500%, 04/01/2032	193,854	196,189
AS9882, 3.500%, 07/01/2032	251,676	254,623
720679, 5.000%, 06/01/2033	18,598	19,878
725027, 5.000%, 11/01/2033	10,035	10,763
888283, 5.000%, 08/01/2034	46,972	50,221
735484, 5.000%, 05/01/2035	14,023	14,990
830722, 5.000%, 07/01/2035	34,017	36,216
836427, 5.000%, 10/01/2035	22,274	23,801
735925, 5.000%, 10/01/2035	40,753	43,567
885399, 5.500%, 06/01/2036	29,219	31,671
900527, 6.000%, 09/01/2036	2,596	2,830
915320, 6.000%, 03/01/2037	28,637	31,063
256711, 5.500%, 05/01/2037	19,466	21,094
940765, 5.500%, 06/01/2037	40,206	43,458
942051, 5.500%, 07/01/2037	49,024	52,980
952572, 5.500%, 09/01/2037	2,457	2,661
967254, 5.500%, 12/01/2037	2,020	2,175
889757, 5.000%, 02/01/2038	20,737	22,167
962343, 5.000%, 03/01/2038	19,933	21,139
929301, 5.000%, 04/01/2038	17,269	18,346
257161, 5.500%, 04/01/2038	42,388	45,654

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
982126, 5.000%, 05/01/2038	$37,527	$39,772
995681, 6.000%, 05/01/2038	5,125	5,619
889579, 6.000%, 05/01/2038	26,289	28,833
889533, 5.500%, 06/01/2038	33,573	36,300
990502, 5.500%, 09/01/2038	53,587	57,504
AB0131, 5.000%, 12/01/2038	13,367	14,284
995245, 5.000%, 01/01/2039	39,620	42,228
995906, 5.000%, 03/01/2039	15,103	16,015
BC4575, 5.500%, 04/01/2039	71,610	77,421
995838, 5.500%, 05/01/2039	101,296	109,346
AL0070, 5.000%, 07/01/2039	24,461	25,936
890326, 5.500%, 01/01/2040	99,007	107,330
AD1656, 4.500%, 03/01/2040	51,040	53,489
932586, 4.500%, 03/01/2040	36,519	38,267
190404, 4.500%, 05/01/2040	91,996	96,410
AD7406, 5.000%, 07/01/2040	14,851	16,023
AD9173, 4.000%, 08/01/2040	374,185	383,980
AB1389, 4.500%, 08/01/2040	82,831	86,742
AD8529, 4.500%, 08/01/2040	91,295	95,609
AB1335, 4.500%, 08/01/2040	7,500	7,853
#TBA, 4.000%, 09/01/2040	3,920,000	3,991,822
MA0510, 4.500%, 09/01/2040	947	992
AE8714, 3.500%, 11/01/2040	42,779	42,893
890310, 4.500%, 12/01/2040	18,766	19,657
AH3952, 4.000%, 01/01/2041	219,230	224,960
AL0791, 4.000%, 02/01/2041	73,385	75,405
AE0954, 4.500%, 02/01/2041	64,794	67,836
AH7196, 4.500%, 03/01/2041	628,008	657,036
AL0245, 4.000%, 04/01/2041	14,718	15,126
AL0065, 4.500%, 04/01/2041	29,751	31,144
AB2817, 5.000%, 04/01/2041	15,305	16,406
AL0214, 5.000%, 04/01/2041	17,419	18,671
AI1170, 5.000%, 04/01/2041	236,151	253,145
AH7395, 4.500%, 06/01/2041	15,882	16,625
AB3194, 4.500%, 06/01/2041	30,301	31,706
AI4891, 4.500%, 06/01/2041	331,543	346,991
AH1662, 4.500%, 07/01/2041	45,201	47,125
890603, 5.000%, 08/01/2041	101,667	107,809
#TBA, 3.500%, 09/15/2041	1,320,000	1,312,859
#TBA, 4.500%, 09/15/2041	1,355,000	1,407,278
#TBA, 5.000%, 09/15/2041	1,350,000	1,427,747
AJ1959, 4.500%, 10/01/2041	746,017	780,225
AL1547, 4.500%, 11/01/2041	15,719	16,426
AJ6346, 3.500%, 12/01/2041	46,632	46,756
AJ9278, 3.500%, 12/01/2041	16,468	16,513
AX5302, 4.000%, 01/01/2042	34,249	35,145
AK2415, 4.000%, 02/01/2042	61,249	62,851
AK6744, 4.000%, 03/01/2042	98,098	100,662
AK6743, 4.000%, 03/01/2042	85,641	87,877
AO1214, 3.500%, 04/01/2042	197,612	198,137
AK6568, 3.500%, 04/01/2042	80,089	80,304
AK9393, 3.500%, 04/01/2042	33,631	33,721
AL4029, 4.500%, 04/01/2042	86,347	90,360
AL1886, 3.249% (12 Month LIBOR USD + 1.754%), 06/01/2042(c)	49,700	50,158

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
AO9553, 4.000%, 07/01/2042	$314,361	$322,523
AL7306, 4.500%, 09/01/2042	45,888	48,053
AP8743, 3.500%, 10/01/2042	499,189	500,528
AP7363, 4.000%, 10/01/2042	327,163	335,699
AR1977, 3.000%, 01/01/2043	59,803	58,416
AQ9330, 3.500%, 01/01/2043	65,120	65,384
AL2897, 3.500%, 01/01/2043	61,396	61,561
AL3714, 3.500%, 01/01/2043	47,524	47,651
AL5930, 4.500%, 01/01/2043	239,260	250,374
AB7965, 3.500%, 02/01/2043	36,314	36,411
AB8897, 3.000%, 04/01/2043	371,534	362,746
AT2021, 3.500%, 04/01/2043	35,215	35,310
AT1001, 3.500%, 04/01/2043	32,048	32,133
AB9046, 3.500%, 04/01/2043	94,051	94,302
AB9341, 3.000%, 05/01/2043	63,149	61,666
AB9260, 3.500%, 05/01/2043	105,348	105,629
AT5895, 3.000%, 06/01/2043	240,397	234,684
AR7218, 3.000%, 06/01/2043	179,321	175,090
AU1628, 3.000%, 07/01/2043	3,103	3,029
AS0016, 3.000%, 07/01/2043	18,445	18,009
AS0044, 3.000%, 07/01/2043	55,544	54,227
AS0205, 3.000%, 08/01/2043	222,795	217,498
AU3735, 3.000%, 08/01/2043	95,009	92,753
AS0203, 3.000%, 08/01/2043	149,523	145,986
AU0949, 3.500%, 08/01/2043	66,672	67,020
AS0212, 3.500%, 08/01/2043	81,876	82,095
AU3751, 4.000%, 08/01/2043	185,866	190,542
AU6857, 4.000%, 09/01/2043	89,364	91,888
AS0531, 4.000%, 09/01/2043	96,928	99,625
AU4658, 4.500%, 09/01/2043	29,774	31,081
MA1600, 3.500%, 10/01/2043	48,670	48,800
AS1042, 4.000%, 11/01/2043	87,659	89,865
AL4450, 4.500%, 12/01/2043	40,267	42,058
AS1333, 4.500%, 12/01/2043	43,803	45,750
AS1559, 4.000%, 01/01/2044	50,751	52,005
AS2516, 4.500%, 05/01/2044	48,338	50,455
AS2751, 4.500%, 06/01/2044	56,748	59,279
MA1926, 4.500%, 06/01/2044	41,501	43,521
BM1761, 4.000%, 08/01/2044	312,440	320,113
AL6223, 4.500%, 08/01/2044	40,347	42,151
AX2491, 4.000%, 10/01/2044	39,370	40,209
AS3467, 4.000%, 10/01/2044	56,327	57,506
AL6432, 4.000%, 01/01/2045	80,295	81,997
AL6520, 4.000%, 02/01/2045	331,804	338,964
AY4205, 3.000%, 05/01/2045	55,150	53,641
AL9578, 4.000%, 06/01/2045	274,140	281,496
AZ0862, 3.500%, 07/01/2045	169,732	169,240
AZ0814, 3.500%, 07/01/2045	85,776	85,528
BM1953, 3.500%, 08/01/2045	173,883	174,567
AZ4775, 3.500%, 10/01/2045	50,178	50,033
AS6311, 3.500%, 12/01/2045	71,654	71,447
AS6464, 3.500%, 01/01/2046	66,506	66,375
AS6795, 4.000%, 03/01/2046	337,506	344,347
BC0835, 4.000%, 04/01/2046	370,853	378,180

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
BC2733, 3.000%, 05/01/2046	$163,945	$158,904
AS7248, 4.000%, 05/01/2046	259,023	264,119
AS7200, 4.500%, 05/01/2046	72,702	75,547
AS7375, 3.000%, 06/01/2046	251,633	243,870
AS7388, 3.500%, 06/01/2046	162,259	161,673
AL9282, 4.000%, 06/01/2046	313,886	320,046
AS7401, 4.000%, 06/01/2046	190,771	194,513
AL8735, 4.000%, 06/01/2046	361,967	369,967
BC7146, 3.000%, 07/01/2046	493,504	478,276
AS7492, 4.000%, 07/01/2046	170,827	174,430
AS7801, 3.500%, 08/01/2046	476,420	474,555
BM3932, 3.500%, 10/01/2046	359,198	358,246
BE5069, 3.000%, 11/01/2046	187,880	182,738
AS8699, 4.000%, 01/01/2047	122,375	124,722
AS8661, 4.000%, 01/01/2047	321,077	327,232
AS8659, 4.000%, 01/01/2047	218,241	222,575
BE2975, 4.000%, 01/01/2047	332,889	340,215
MA2872, 4.500%, 01/01/2047	239,048	248,405
AS8700, 4.500%, 01/01/2047	119,203	123,869
AL9879, 3.500%, 02/01/2047	2,686,805	2,676,562
BE5475, 3.500%, 02/01/2047	182,139	181,350
BD7081, 4.000%, 03/01/2047	763,939	778,644
AS8966, 4.000%, 03/01/2047	187,309	191,030
AS8982, 4.500%, 03/01/2047	58,655	60,951
MA2959, 3.500%, 04/01/2047	368,041	366,444
BD7165, 4.000%, 04/01/2047	2,441,858	2,488,750
AS9536, 3.500%, 05/01/2047	243,449	242,368
CA0180, 3.500%, 05/01/2047	215,146	214,191
BE3619, 4.000%, 05/01/2047	541,327	551,726
MA3008, 4.500%, 05/01/2047	88,206	91,658
AS9829, 3.500%, 06/01/2047	227,301	226,278
MA3027, 4.000%, 06/01/2047	2,013,795	2,052,390
BE3702, 4.000%, 06/01/2047	279,594	284,958
AS9831, 4.000%, 06/01/2047	414,176	422,113
MA3057, 3.500%, 07/01/2047	344,401	342,835
BE3767, 3.500%, 07/01/2047	234,023	232,959
CA0062, 4.000%, 07/01/2047	368,262	375,532
MA3088, 4.000%, 08/01/2047	358,321	365,176
MA3149, 4.000%, 10/01/2047	226,833	231,165
BJ0276, 4.500%, 10/01/2047	51,838	53,867
MA3210, 3.500%, 12/01/2047	281,086	279,752
CA1218, 4.500%, 02/01/2048	225,000	233,837
BM3590, 3.500%, 03/01/2048	336,707	335,732
CA2057, 4.500%, 07/01/2048	293,980	305,583
Federal National Mortgage Association
1.600%, 12/24/2020	210,000	204,573
Freddie Mac Gold Pool
Z6-0023, 5.500%, 12/01/2022	133,858	143,169
G1-3122, 5.000%, 04/01/2023	874	908
D9-6037, 5.000%, 05/01/2023	41,928	44,332
C9-0846, 5.500%, 08/01/2024	128,507	137,464
C9-0918, 5.000%, 09/01/2025	217,761	230,250
D9-7472, 5.500%, 12/01/2027	3,446	3,686
G1-4953, 3.500%, 01/01/2029	52,352	53,044

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
C9-1267, 5.000%, 09/01/2029	$43,708	$46,288
G1-6093, 3.000%, 02/01/2032	147,701	146,636
J3-6854, 3.500%, 04/01/2032	302,187	305,713
J3-7203, 3.000%, 07/01/2032	208,914	207,407
G0-1772, 5.000%, 02/01/2035	2,906	3,102
G0-1883, 5.000%, 08/01/2035	2,349	2,510
A6-8761, 5.500%, 09/01/2037	2,507	2,681
G0-3535, 5.500%, 10/01/2037	1,087	1,176
G0-3812, 5.500%, 02/01/2038	1,512	1,636
G0-4471, 5.500%, 07/01/2038	3,998	4,319
G0-4449, 5.500%, 07/01/2038	7,225	7,774
A8-1743, 5.500%, 09/01/2038	5,794	6,197
A8-2657, 5.500%, 10/01/2038	5,951	6,365
A8-2134, 6.000%, 10/01/2038	2,962	3,223
G0-5205, 5.000%, 01/01/2039	19,738	21,078
A8-6315, 4.500%, 05/01/2039	39,787	41,721
A8-6521, 4.500%, 05/01/2039	66,900	70,124
A9-3617, 4.500%, 08/01/2040	10,523	11,053
A9-3485, 5.000%, 08/01/2040	91,089	96,909
#TBA, 4.000%, 09/15/2040	3,010,000	3,066,673
C0-3531, 4.000%, 10/01/2040	32,296	33,193
A9-6592, 4.000%, 02/01/2041	138,289	142,121
Q0-0285, 4.500%, 04/01/2041	11,283	11,851
Q0-0876, 4.500%, 05/01/2041	81,724	85,856
Q0-0950, 5.000%, 05/01/2041	12,821	13,642
Q0-2173, 4.500%, 07/01/2041	46,363	48,708
#TBA, 4.500%, 09/15/2041	1,695,000	1,761,376
Q0-3705, 4.000%, 10/01/2041	19,193	19,570
Q0-4674, 4.000%, 12/01/2041	197,522	203,039
C0-3795, 3.500%, 04/01/2042	339,051	339,930
Q0-7726, 4.000%, 04/01/2042	409,314	420,742
Q0-9004, 3.500%, 06/01/2042	35,382	35,473
C0-9004, 3.500%, 07/01/2042	39,756	39,859
Q0-9896, 3.500%, 08/01/2042	49,777	49,905
Q1-1348, 3.500%, 09/01/2042	72,547	72,735
#TBA, 3.500%, 09/15/2042	1,595,000	1,586,714
Q1-4869, 3.000%, 01/01/2043	103,026	100,650
Q1-8305, 3.500%, 05/01/2043	36,956	37,052
Q1-9475, 3.500%, 06/01/2043	80,034	80,240
G6-0030, 3.500%, 07/01/2043	175,039	175,491
Q2-0857, 3.500%, 08/01/2043	38,387	38,516
Q2-0780, 3.500%, 08/01/2043	56,859	57,006
G0-7459, 3.500%, 08/01/2043	39,532	39,634
G0-8541, 3.500%, 08/01/2043	76,885	77,084
V8-0509, 4.000%, 10/01/2043	47,630	48,781
G6-0174, 4.000%, 10/01/2043	106,671	109,648
G0-8558, 4.000%, 11/01/2043	63,005	64,470
Q2-6367, 4.000%, 05/01/2044	13,422	13,755
Q2-5885, 4.500%, 05/01/2044	49,314	51,281
Q2-6513, 4.500%, 06/01/2044	33,037	34,389
Q2-9916, 4.000%, 11/01/2044	90,089	92,070
Q4-5219, 3.500%, 01/01/2045	295,960	295,748
G0-7961, 3.500%, 03/01/2045	62,278	62,285
G0-8633, 4.000%, 03/01/2045	132,014	134,898

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
G0-8636, 3.500%, 04/01/2045	$94,671	$94,448
G0-8637, 4.000%, 04/01/2045	82,012	83,787
Q3-3869, 4.000%, 06/01/2045	31,911	32,600
G0-8658, 3.000%, 08/01/2045	120,510	117,047
G0-8659, 3.500%, 08/01/2045	259,314	258,702
Q3-5225, 3.500%, 08/01/2045	52,395	52,271
V8-1873, 4.000%, 08/01/2045	67,450	68,875
V8-1992, 4.000%, 10/01/2045	304,682	311,009
G0-8672, 4.000%, 10/01/2045	56,010	57,178
G0-8676, 3.500%, 11/01/2045	115,783	115,509
G6-0480, 4.500%, 11/01/2045	37,683	39,226
G0-8681, 3.500%, 12/01/2045	84,650	84,450
G0-8682, 4.000%, 12/01/2045	99,415	101,476
Q3-8473, 4.000%, 01/01/2046	100,075	102,151
Q3-8470, 4.000%, 01/01/2046	63,245	64,556
G0-8694, 4.000%, 02/01/2046	60,400	61,652
G0-8693, 3.500%, 03/01/2046	20,376	20,322
Q3-9434, 3.500%, 03/01/2046	18,210	18,184
G0-8699, 4.000%, 03/01/2046	158,163	161,440
Q3-9438, 4.000%, 03/01/2046	300,413	306,647
G0-8706, 3.500%, 05/01/2046	99,424	99,125
Q4-0718, 3.500%, 05/01/2046	557,212	555,537
G0-8708, 4.500%, 05/01/2046	113,937	118,480
Q4-1208, 3.500%, 06/01/2046	263,247	262,422
Q4-5458, 4.000%, 08/01/2046	200,906	205,085
G6-0724, 3.000%, 10/01/2046	236,566	229,634
G0-8735, 4.500%, 10/01/2046	168,839	175,571
G0-8732, 3.000%, 11/01/2046	196,138	190,117
G0-8741, 3.000%, 01/01/2047	388,440	376,295
G0-8743, 4.000%, 01/01/2047	133,505	136,266
V8-2942, 3.000%, 02/01/2047	70,372	68,226
G0-8747, 3.000%, 02/01/2047	391,726	379,600
Q4-6279, 3.500%, 02/01/2047	201,682	200,869
Q4-6283, 4.000%, 02/01/2047	287,838	293,493
Q4-6539, 4.500%, 03/01/2047	58,835	61,181
G0-8756, 3.000%, 04/01/2047	133,076	128,968
G0-8758, 4.000%, 04/01/2047	739,484	754,580
G0-8759, 4.500%, 04/01/2047	80,739	83,963
G0-8762, 4.000%, 05/01/2047	596,009	608,134
V8-3204, 4.500%, 05/01/2047	160,892	167,313
G0-8767, 4.000%, 06/01/2047	482,664	492,450
Q4-9552, 3.500%, 07/01/2047	348,617	347,144
Q4-9100, 4.000%, 07/01/2047	423,480	431,965
Q4-9394, 4.500%, 07/01/2047	371,116	385,943
G0-8774, 3.500%, 08/01/2047	276,704	275,524
Q5-0035, 3.500%, 08/01/2047	279,624	278,359
G0-8775, 4.000%, 08/01/2047	633,066	645,801
Q5-0962, 3.500%, 09/01/2047	270,497	269,333
G0-8779, 3.500%, 09/01/2047	163,253	162,551
G0-8784, 3.500%, 10/01/2047	188,994	188,174
Q5-1268, 3.500%, 10/01/2047	167,169	166,437
Q5-1644, 3.500%, 10/01/2047	138,254	137,649
G0-8785, 4.000%, 10/01/2047	390,535	398,302
V8-3476, 3.500%, 11/01/2047	190,424	189,590

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
G0-8789, 4.000%, 11/01/2047	$200,479	$204,709
Q5-3535, 3.500%, 01/01/2048	334,721	333,207
G6-1281, 3.500%, 01/01/2048	287,607	286,341
G0-8801, 4.000%, 02/01/2048	308,386	314,481
G0-8818, 4.500%, 06/01/2048	168,765	175,515
Freddie Mac Multifamily Structured Pass Through Certificates
K-I02, 2.281% (1 Month LIBOR USD + 0.200%), 02/25/2023(c)	500,000	500,217
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-DNA2, 5.515% (1 Month LIBOR USD + 3.450%), 10/25/2029(c)	1,290,000	1,427,811
2017-HQA2, 4.715% (1 Month LIBOR USD + 2.650%), 12/25/2029(c)	500,000	523,708
2017-HQA3, 4.415% (1 Month LIBOR USD + 2.350%), 04/25/2030(c)	700,000	723,036
2018-DNA1, 3.865% (1 Month LIBOR USD + 1.800%), 07/25/2030(c)	570,000	568,294
2018-HQA1, 4.365% (1 Month LIBOR USD + 2.300%), 09/25/2030(c)	970,000	982,163
Ginnie Mae II Pool
#TBA, 4.000%, 09/15/2041	985,000	1,008,894
#TBA, 4.500%, 09/15/2041	1,690,000	1,756,787
#TBA, 3.500%, 09/15/2042	560,000	562,209
MA0699M, 3.500%, 01/20/2043	67,563	68,384
MA0783M, 3.500%, 02/20/2043	92,598	93,722
MA0934M, 3.500%, 04/20/2043	68,551	69,384
MA1376M, 4.000%, 10/20/2043	105,251	108,663
MA1861M, 3.625% (1 Year CMT Rate + 1.500%), 04/20/2044(c)	337,778	347,004
MA2893M, 4.000%, 06/20/2045	51,104	52,757
MA3035M, 4.000%, 08/20/2045	30,599	31,590
MA3245M, 4.000%, 11/20/2045	129,608	133,812
MA3803M, 3.500%, 07/20/2046	72,831	73,222
MA4510M, 3.500%, 06/20/2047	333,922	335,556
MA4511M, 4.000%, 06/20/2047	395,261	406,638
MA4586M, 3.500%, 07/20/2047	456,627	458,862
MA4587M, 4.000%, 07/20/2047	208,206	214,271
MA4652M, 3.500%, 08/20/2047	306,093	307,590
MA4962M, 3.500%, 01/20/2048	340,809	342,476
MA5079M, 4.500%, 03/20/2048	268,361	279,307
MA5194M, 5.000%, 05/20/2048	1,880,066	1,978,311
Government National Mortgage Association
2012-147, 2.597%, 04/16/2054(d)	91,960	90,990

Total Agency Mortgage Backed Securities (Cost $82,759,050)		82,287,226

Municipal Bonds—0.13%
American Municipal Power, Inc.
8.084%, 02/15/2050	20,000	32,232
New Jersey Economic Development Authority
7.425%, 02/15/2029	225,000	273,888
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	195,203

Total Municipal Bonds (Cost $503,663)		501,323

U.S. Government Agency Issues—0.10%
Tennessee Valley Authority
5.250%, 09/15/2039	320,000	400,448

Total U.S. Government Agency Issues (Cost $399,146)		400,448

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Principal Amount	Value
U.S. Government Notes/Bonds—32.91%
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2019	$940,984	$933,755
0.125%, 04/15/2021	4,066,778	3,992,711
0.625%, 04/15/2023	2,226,784	2,214,649
2.000%, 01/15/2026	4,976,871	5,419,987
3.625%, 04/15/2028	560,876	706,923
United States Treasury Note/Bond
1.000%, 06/30/2019(f)	12,860,000	12,715,325
2.500%, 05/31/2020(f)	565,000	563,897
2.500%, 06/30/2020	1,255,000	1,252,304
1.375%, 01/31/2021	165,000	160,066
2.000%, 10/31/2021	230,000	225,135
1.750%, 11/30/2021(f)	400,000	388,195
2.125%, 12/31/2021(f)	7,155,000	7,022,940
1.875%, 01/31/2022(f)	190,000	184,831
1.875%, 02/28/2022	340,000	330,530
1.875%, 03/31/2022(f)	80,000	77,713
1.750%, 05/31/2022(f)	915,000	883,458
2.000%, 11/30/2022(f)	6,000,000	5,825,156
2.125%, 12/31/2022(f)	775,000	755,761
2.375%, 01/31/2023(f)	385,900	380,179
2.625%, 02/28/2023(f)	5,280,000	5,257,209
2.500%, 03/31/2023(f)	11,655,000	11,538,222
2.625%, 06/30/2023(f)	3,885,000	3,865,347
2.375%, 08/15/2024(f)	28,160,000	27,532,450
2.000%, 02/15/2025(f)	915,000	872,020
2.125%, 05/15/2025(f)	465,000	445,837
2.250%, 11/15/2025(f)	978,900	943,262
2.000%, 11/15/2026(f)	2,455,000	2,306,118
2.250%, 08/15/2027(f)	1,778,600	1,694,707
2.250%, 11/15/2027	1,250,000	1,189,453
2.750%, 02/15/2028(f)	7,102,200	7,039,778
2.875%, 05/15/2028(f)	6,455,000	6,463,447
2.875%, 08/15/2028(f)	395,000	395,810
6.250%, 05/15/2030	755,000	1,007,085
5.375%, 02/15/2031	500	630
4.500%, 02/15/2036(f)	230,000	280,416
3.625%, 02/15/2044	1,860,000	2,064,963
3.125%, 08/15/2044(f)	850,000	868,295
3.000%, 11/15/2044	480,000	479,588
2.500%, 02/15/2045(f)	18,000	16,332
2.875%, 08/15/2045	670,000	653,486
3.000%, 11/15/2045	45,000	44,952
2.500%, 02/15/2046(f)	513,300	464,396
2.500%, 05/15/2046(f)	3,575,000	3,232,722
2.250%, 08/15/2046	464,200	397,761
3.000%, 02/15/2047(f)	347,000	346,654
3.000%, 05/15/2047(f)	440,000	439,295
2.750%, 08/15/2047(f)	210,000	199,459
2.750%, 11/15/2047(f)	6,708,900	6,370,965
3.000%, 02/15/2048(f)	565,000	564,040

Total U.S. Government Notes/Bonds (Cost $131,759,763)		131,008,214

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Exchange-Traded Funds—1.00%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	144,707	$3,986,678

Total Exchange-Traded Funds (Cost $3,960,139)		3,986,678

Investments Purchased With Collateral From Securities Lending—33.36%
Money Market Fund—33.36%
Mount Vernon Liquid Assets Portfolio, LLC, 2.150%(g)	132,800,677	132,800,677

Total Investments Purchased With Collateral From Securities Lending (Cost $132,800,677)		132,800,677

Short-Term Investments—0.49%
Fidelity Institutional Government Portfolio, Class I, 1.820%(g)	1,952,565	1,952,565

Total Short-Term Investments (Cost $1,952,565)		1,952,565

Total Investments (Cost $552,192,537)—137.29%		546,552,359
Liabilities in Excess of Other Assets—(37.29)%		(148,463,744)

Total Net Assets—100.00%		$398,088,615

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2018.
(b)

Securities defined as Rule 144(a) securities under the Securities Act of 1933. Such securities are deemed to be liquid. Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers”.

(c)	Floating rate security; the rate shown represents the rate at August 31, 2018. The coupon is based on an underlying pool of loans.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2018. The coupon is based on an underlying pool of loans.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(f)	All or portion of this security is out on loan as of August 31, 2018. Total value of securities out on loan is $130,146,116.
(g)	The rate shown represents the seven day yield at August 31, 2018.
(h)	Perpetual bond with no stated maturity date. The date referenced is the next call date.
(i)	Principal amount in South African rand.

Abbreviations
#TBA	Pool number to be announced

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2018

	Number of Contracts	Expiration Month	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Futures Contracts Purchased
2 Year U.S. Treasury Note	64	December 2018	$12,501,653	$7,107
5 Year U.S. Treasury Note	63	December 2018	6,266,090	6,290

Total Futures Contracts Purchased				$13,397

Futures Contracts Sold
Euro-BOBL	(52)	September 2018	$(6,035,914)	$(33,259)
Euro-Bund	(5)	September 2018	(580,376)	(11,265)
Euro-OAT	(26)	September 2018	(3,017,957)	(49,224)
10 Year U.S. Treasury Note	(3)	December 2018	(300,835)	(724)
CME Ultra Long Term U.S. Treasury Bond	(8)	December 2018	(885,140)	(2,266)
U.S. Treasury Long Bond	(15)	December 2018	(1,820,400)	(6,122)

Total Futures Contracts Sold				$(102,860)

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018

	Shares	Value
Common Stocks—88.94%
Accommodation—0.51%
Hilton Worldwide Holdings, Inc.	17,140	$1,330,407
Huazhu Group Ltd.—ADR	3,339	114,928
Melco Resorts & Entertainment Ltd.—ADR	9,887	236,102
Penn National Gaming, Inc.(a)	11,657	401,700
Sands China Ltd.—ADR(c)	8,186	398,740
Vail Resorts, Inc.	3,593	1,070,894
Wyndham Hotels & Resorts, Inc.	10,021	568,692
Wynn Macau Ltd.—ADR	7,498	208,242

		4,329,705

Administration of Economic Programs—0.01%
Centrais Electricas Brasileiras SA—ADR(a)(c)	12,469	49,253

Administration of Human Resource Programs—0.03%
Hailiang Education Group, Inc.—ADR(a)	3,179	240,682

Administrative and Support Services—1.74%
ASGN, Inc.(a)	4,076	377,397
Barrett Business Services, Inc.	3,892	292,017
Broadridge Financial Solutions, Inc.	18,375	2,483,198
CBIZ, Inc.(a)	20,651	493,559
Conduent, Inc.(a)	53,208	1,233,361
Criteo SA—ADR(a)	8,203	203,516
Experian PLC—ADR	13,163	327,035
Jupai Holdings Ltd.—ADR	16,870	227,914
ManTech International Corp.	7,674	508,940
MasterCard, Inc.	17,382	3,746,863
On Deck Capital, Inc.(a)	20,212	166,143
Perspecta, Inc.	12,277	285,563
Rentokil Initial PLC—ADR(c)	11,235	242,114
Secom Co. Ltd.—ADR	39,166	803,295
Total System Services, Inc.	17,834	1,732,394
TransUnion	11,958	900,437
Waddell & Reed Financial, Inc.(c)	8,632	172,813
WNS Holdings Ltd.—ADR(a)	5,885	305,020
Yirendai Ltd.—ADR(c)	10,578	191,779

		14,693,358

Air Transportation—0.47%
Atlas Air Worldwide Holdings, Inc.(a)	4,285	260,957
China Eastern Airlines Corp. Ltd.—ADR	2,249	71,856
China Southern Airlines Co. Ltd.—ADR	1,827	60,839
Delta Air Lines, Inc.(c)	14,420	843,282
Deutsche Lufthansa AG—ADR	21,492	560,941
International Consolidated Airlines Group SA—ADR	20,034	361,093
Ryanair Holdings PLC—ADR(a)	4,858	494,884
SkyWest, Inc.	6,083	397,220
Southwest Airlines Co.	14,863	911,102

		3,962,174

Ambulatory Health Care Services—0.59%
Amedisys, Inc.(a)	2,395	299,399
Chemed Corp.	1,755	567,812
iKang Healthcare Group, Inc.—ADR(a)(c)	8,413	165,315

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Laboratory Corp. of America Holdings(a)	10,584	$1,829,655
LHC Group, Inc.(a)(c)	2,392	236,641
Mazor Robotics Ltd.—ADR(a)(c)	5,516	263,610
RadNet, Inc.(a)	19,596	271,405
Select Medical Holdings Corp.(a)	14,754	292,129
Sonic Healthcare Ltd.—ADR	32,792	620,753
US Physical Therapy, Inc.	3,317	415,454

		4,962,173

Amusement, Gambling, and Recreation Industries—0.08%
Las Vegas Sands Corp.	10,685	699,013

Animal Production and Aquaculture—0.02%
Industrias Bachoco SAB de CV—ADR	2,828	164,901

Apparel Manufacturing—0.61%
adidas AG—ADR	4,489	557,848
Burberry Group PLC—ADR	5,657	165,411
Cintas Corp.	3,821	815,287
Lululemon Athletica, Inc.(a)	5,706	884,031
Oxford Industries, Inc.(c)	3,781	351,973
Perry Ellis International, Inc.(a)	9,808	270,014
PVH Corp.	6,406	917,083
VF Corp.(c)	13,278	1,223,302

		5,184,949

Beverage and Tobacco Product Manufacturing—1.41%
Ambev SA—ADR	78,491	364,983
Boston Beer Co., Inc.(a)	772	234,032
Brown-Forman Corp.	23,609	1,232,862
Carlsberg A/S—ADR	39,602	966,091
Cia Cervecerias Unidas SA—ADR	8,012	211,517
Coca-Cola Amatil Ltd.—ADR	141,012	958,882
Constellation Brands, Inc.	7,313	1,522,567
Diageo PLC—ADR	12,110	1,688,254
Embotelladora Andina SA—ADR(c)	5,173	118,979
Fomento Economico Mexicano SAB de CV—ADR	1,968	188,692
Japan Tobacco, Inc.—ADR(c)	77,590	1,019,145
Kirin Holdings Co. Ltd.—ADR	50,631	1,246,535
Pernod-Ricard SA—ADR	40,253	1,267,164
Treasury Wine Estates Ltd.—ADR	65,138	916,492

		11,936,195

Broadcasting (except Internet)—0.80%
Comcast Corp.	62,685	2,318,718
Entravision Communications Corp.	43,155	226,564
Grupo Televisa SAB—ADR	15,944	287,151
Qurate Retail, Inc.(a)	37,323	775,945
Sky PLC—ADR	6,369	505,253
Walt Disney Co.	23,832	2,669,661

		6,783,292

Building Material and Garden Equipment and Supplies Dealers—0.61%
Fastenal Co.(c)	13,774	803,851
Home Depot, Inc.	15,054	3,022,391
Lowe’s Companies, Inc.	12,045	1,309,894

		5,136,136

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Chemical Manufacturing—6.70%
Abbott Laboratories(c)	31,932	$2,134,335
AbbVie, Inc.	16,457	1,579,543
Acorda Therapeutics, Inc.(a)(c)	5,409	155,779
Adaptimmune Therapeutics PLC—ADR(a)	27,837	320,682
Air Liquide SA—ADR	29,188	732,911
Air Products & Chemicals, Inc.	3,657	608,123
Amarin Corp. PLC—ADR(a)	48,098	151,990
ANI Pharmaceuticals, Inc.(a)	4,220	245,604
Arkema SA—ADR	4,520	567,260
Aspen Pharmacare Holdings Ltd.—ADR	7,892	155,670
Astellas Pharma, Inc.—ADR	56,248	951,716
AstraZeneca PLC—ADR	26,965	1,033,838
Avadel Pharmaceuticals PLC—ADR(a)(c)	36,452	186,999
Bayer AG—ADR	28,650	668,261
BeiGene Ltd.—ADR(a)	471	83,617
Celanese Corp.	5,532	646,304
Chemours Co.(c)	10,328	450,300
Corcept Therapeutics, Inc.(a)(c)	13,721	206,089
CSL Ltd.—ADR	14,546	1,194,881
Daiichi Sankyo Co. Ltd.—ADR	25,705	1,001,467
Eastman Chemical Co.	8,354	810,589
Ecolab, Inc.	2,565	385,981
Eisai Co. Ltd.—ADR(c)	11,805	1,069,061
Emergent BioSolutions, Inc.(a)	6,166	382,292
Enanta Pharmaceuticals, Inc.(a)	2,828	257,150
Fresenius Medical Care AG & Co. KGaA—ADR	2,124	107,304
Genmab A/S—ADR(a)	1,400	24,311
Gilead Sciences, Inc.	17,572	1,330,728
GlaxoSmithKline PLC—ADR(c)	33,815	1,369,508
Grifols SA—ADR	20,431	444,374
GW Pharmaceuticals PLC—ADR(a)	1,797	263,764
H Lundbeck A/S—ADR	7,634	447,887
Halozyme Therapeutics, Inc.(a)	17,282	318,162
Henkel AG & Co. KGaA—ADR	6,460	722,034
Huntsman Corp.	27,135	827,346
Innoviva, Inc.(a)(c)	18,269	265,266
Inter Parfums, Inc.	4,652	303,776
Kao Corp.—ADR	98,905	1,524,126
Koninklijke DSM NV—ADR	16,776	439,699
Kraton Corp.(a)	5,806	273,056
Kronos Worldwide, Inc.	13,186	265,434
Ligand Pharmaceuticals, Inc.(a)(c)	2,383	618,841
Lonza Group AG—ADR	23,602	758,273
L’Oreal SA—ADR	14,535	696,081
LyondellBasell Industries NV(b)	12,298	1,386,968
Mallinckrodt PLC(a)(b)	42,555	1,466,445
Merck KGaA—ADR	5,300	111,512
Myriad Genetics, Inc.(a)(c)	5,861	291,819
Neogen Corp.(a)	7,202	672,955
Novartis AG—ADR	29,594	2,456,598
Novo Nordisk A/S—ADR	32,151	1,580,865
Novozymes A/S—ADR	7,672	420,042
Olin Corp.	15,333	471,183
Otsuka Holdings Co. Ltd.—ADR	25,536	598,053

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Pfizer, Inc.	135,556	$5,628,285
Quidel Corp.(a)	3,606	277,229
REGENXBIO, Inc.(a)	4,041	284,688
Roche Holding AG—ADR	66,704	2,065,156
Sanofi—ADR	24,518	1,050,596
Shin-Etsu Chemical Co. Ltd.—ADR	40,212	943,373
Shire PLC—ADR	2,075	363,685
Shiseido Co. Ltd.—ADR	20,083	1,416,454
Sinopec Shanghai Petrochemical Co. Ltd.—ADR	1,912	112,158
Sociedad Quimica y Minera de Chile SA—ADR(c)	2,055	87,564
Spectrum Pharmaceuticals, Inc.(a)	9,515	204,858
Sumitomo Chemical Co. Ltd.—ADR(c)	18,817	535,908
Supernus Pharmaceuticals, Inc.(a)(c)	5,173	229,164
Surmodics, Inc.(a)	5,898	464,468
Sysmex Corp.—ADR	8,984	389,052
Takeda Pharmaceutical Co. Ltd.—ADR(c)	37,430	781,164
Toray Industries, Inc.—ADR	43,377	647,619
Trex Co., Inc.(a)	4,422	374,543
Trinity Biotech PLC—ADR(a)(c)	70,690	276,398
Trinseo SA(b)	6,911	533,184
USANA Health Sciences, Inc.(a)	2,410	318,000
Vanda Pharmaceuticals, Inc.(a)	13,488	260,656
Westlake Chemical Corp.	7,372	697,170
Yara International ASA—ADR	9,238	212,012
Zai Lab Ltd.—ADR(a)	825	18,752
Zoetis, Inc.	21,278	1,927,787

		56,536,775

Clothing and Clothing Accessories Stores—1.05%
Abercrombie & Fitch Co.(c)	7,252	157,151
American Eagle Outfitters, Inc.	13,873	360,143
Ascena Retail Group, Inc.(a)	18,116	82,971
Caleres, Inc.(c)	7,409	299,916
Children’s Place, Inc.	1,420	199,865
Fast Retailing Co. Ltd.—ADR(a)	19,131	891,122
Gap, Inc.(c)	30,332	920,576
LVMH Moet Hennessy Louis Vuitton SE—ADR	10,178	713,376
Marks & Spencer Group PLC—ADR	39,589	308,398
Mr Price Group Ltd.—ADR(c)	11,111	170,221
Ross Stores, Inc.	11,669	1,117,657
Signet Jewelers Ltd.(b)(c)	17,417	1,118,171
Tiffany & Co.(c)	5,681	696,775
TJX Cos., Inc.	16,918	1,860,473

		8,896,815

Computer and Electronic Product Manufacturing—10.77%
AAC Technologies Holdings, Inc.—ADR(c)	17,714	194,323
Amphenol Corp.	28,981	2,741,023
Apple, Inc.	87,061	19,817,694
ASE Technology Holding Co Ltd.—ADR	57,538	281,936
Atrion Corp.	299	195,860
AU Optronics Corp.—ADR(c)	104,132	459,222
Avanos Medical, Inc.(a)(c)	7,638	550,700
AVX Corp.	44,877	949,149
Axcelis Technologies, Inc.(a)	11,703	236,401

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Badger Meter, Inc.(c)	8,916	$489,934
Broadcom, Inc.	12,494	2,736,561
Cabot Microelectronics Corp.	5,535	623,961
ChipMOS Techinologies, Inc.—ADR	19,818	270,318
Cisco Systems, Inc.	108,201	5,168,761
Coherent, Inc.(a)(c)	5,819	1,109,101
Cohu, Inc.(c)	12,520	330,278
CTS Corp.	17,387	642,450
Danaher Corp.	24,760	2,563,650
Daqo New Energy Corp.—ADR(a)	10,209	364,155
Diodes, Inc.(a)	11,854	449,504
Elekta AB—ADR	19,080	248,040
FormFactor, Inc.(a)	15,767	243,600
Fresenius SE & Co. KGaA—ADR	3,894	74,375
Fujitsu Ltd.—ADR	20,547	749,452
Garmin Ltd.(b)	17,835	1,215,277
Hanwha Q CELLS Co. Ltd.—ADR(a)	33,923	284,614
Hexagon AB—ADR	10,336	616,232
Hitachi Ltd.—ADR	15,874	1,034,985
Hoya Corp.—ADR	15,322	898,176
HP, Inc.	81,904	2,018,934
Ichor Holdings Ltd.(a)(b)(c)	7,523	195,071
Infineon Technologies AG—ADR	6,873	174,815
Integra LifeSciences Holdings Corp.(a)(c)	5,776	343,499
Intel Corp.	96,173	4,657,659
InterDigital, Inc.	4,458	368,231
JinkoSolar Holding Co. Ltd.—ADR(a)(c)	23,662	310,682
Johnson Controls International PLC(b)	23,173	875,244
Juniper Networks, Inc.	49,614	1,410,526
Kyocera Corp.—ADR	4,825	303,493
Lam Research Corp.(c)	7,593	1,314,272
LG Display Co. Ltd.—ADR(c)	40,084	379,595
LivaNova PLC(a)(b)	3,893	488,766
Lumentum Holdings, Inc.(a)(c)	5,595	379,901
Marvell Technology Group Ltd.(b)	49,207	1,017,601
Medtronic PLC(b)	26,124	2,518,614
Micron Technology, Inc.(a)	36,398	1,911,623
MKS Instruments, Inc.(c)	5,396	501,288
Monolithic Power Systems, Inc.(c)	4,766	714,280
Motorola Solutions, Inc.	13,874	1,780,867
MTS Systems Corp.(c)	8,048	435,397
Nanometrics, Inc.(a)	7,304	319,988
NETGEAR, Inc.(a)	4,165	295,090
NTT DOCOMO, Inc.—ADR	54,931	1,422,713
NVIDIA Corp.	7,954	2,232,528
Omron Corp.—ADR	13,743	612,938
ON Semiconductor Corp.(a)(c)	57,518	1,227,434
Panasonic Corp.—ADR	61,268	728,783
Plexus Corp.(a)	8,651	547,522
Raytheon Co.	4,398	877,137
Roper Technologies, Inc.	3,241	967,017
Seiko Epson Corp.—ADR(c)	49,260	418,217
Skyworks Solutions, Inc.	11,164	1,019,273
Sonova Holding AG—ADR	7,902	299,344
Sony Corp.—ADR	21,940	1,246,850

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
STMicroelectronics NV(b)	4,031	$83,401
Swatch Group AG—ADR	17,031	362,590
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	45,825	1,997,970
TDK Corp.—ADR	8,899	997,400
Texas Instruments, Inc.	18,607	2,091,427
Thermo Fisher Scientific, Inc.	10,590	2,532,069
Tokyo Electron Ltd.—ADR	16,046	681,634
Toshiba Corp.—ADR(a)	34,976	622,223
United Microelectronics Corp.—ADR	186,451	520,198
Varex Imaging Corp.(a)	7,465	234,401
Vishay Intertechnology, Inc.(c)	19,699	468,836
Xcerra Corp.(a)	33,616	486,760

		90,933,833

Construction of Buildings—1.38%
ACS Actividades de Construccion y Servicios SA—ADR(a)	27,000	223,830
CK Hutchison Holdings Ltd.—ADR	121,261	1,379,343
Daiwa House Industry Co. Ltd.—ADR	17,238	523,949
DR Horton, Inc.	36,188	1,610,727
KB Home	11,692	290,546
Lennar Corp.	17,937	926,805
LGI Homes, Inc.(a)(c)	3,304	190,310
M/I Homes, Inc.(a)(c)	14,723	381,473
MDC Holdings, Inc.(c)	8,768	277,946
Meritage Homes Corp.(a)	7,713	332,816
NVR, Inc.(a)	259	691,129
Persimmon PLC—ADR(c)	5,134	325,239
PulteGroup, Inc.	47,929	1,339,616
Sekisui House Ltd.—ADR	35,153	568,072
Sun Hung Kai Properties Ltd.—ADR	54,500	816,410
Swire Pacific Ltd.—ADR(c)	46,238	528,732
Toll Brothers, Inc.	25,299	916,583
TRI Pointe Group, Inc.(a)(c)	25,210	365,293

		11,688,819

Couriers and Messengers—0.18%
FedEx Corp.	5,628	1,372,951
ZTO Express Cayman, Inc.—ADR	5,709	105,388

		1,478,339

Credit Intermediation and Related Activities—7.73%
ABN AMRO Group NV—ADR	28,893	390,200
Agricultural Bank of China Ltd.—ADR	32,543	394,421
Ally Financial, Inc.	53,675	1,442,784
Altisource Portfolio Solutions SA(a)(b)(c)	4,676	169,037
American Express Co.	11,471	1,215,697
Australia & New Zealand Banking Group Ltd.—ADR	52,412	1,113,231
Banco de Chile—ADR	6,406	559,628
Banco do Brasil SA—ADR	14,133	104,655
Banco Santander Chile—ADR	22,241	680,575
Bank Mandiri Persero Tbk PT—ADR	40,327	370,605
Bank of America Corp.	151,914	4,698,700
Bank of NT Butterfield & Son Ltd.(b)	4,431	234,134
Bank Rakyat Indonesia Persero Tbk PT—ADR	40,410	435,216
BB&T Corp.	27,483	1,419,772

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
BNP Paribas SA—ADR	21,542	$631,396
CaixaBank SA—ADR	111,574	162,898
China Construction Bank Corp.—ADR	48,596	858,691
Citizens Financial Group, Inc.	23,770	978,373
Credit Agricole SA—ADR	16,494	111,994
Danske Bank A/S—ADR	64,721	949,133
DBS Group Holdings Ltd.—ADR	14,226	1,031,385
DNB ASA—ADR	49,224	1,006,631
Enterprise Financial Services Corp.	6,531	367,695
Erste Group Bank AG—ADR	15,155	303,024
Federal Agricultural Mortgage Corp.	2,251	173,485
Fifth Third Bancorp	37,804	1,112,572
First Bancorp	7,019	292,833
First Bancorp/Puerto Rico(a)(b)	28,442	248,868
First Citizens BancShares, Inc.	855	406,134
First Commonwealth Financial Corp.(c)	17,714	296,710
First Defiance Financial Corp.(c)	10,760	344,212
FirstCash, Inc.	3,231	262,680
FleetCor Technologies, Inc.(a)(c)	6,662	1,423,937
Great Southern Bancorp, Inc.	6,270	371,811
Great Western Bancorp, Inc.	7,715	335,911
Grupo Aval Acciones y Valores SA—ADR	71,949	569,117
Grupo Supervielle SA—ADR	12,216	83,557
Hancock Whitney Corp.	6,503	335,230
HDFC Bank Ltd.—ADR	8,569	867,783
Heartland Financial USA, Inc.(c)	4,536	275,789
Houlihan Lokey, Inc.	6,162	289,799
HSBC Holdings PLC—ADR(c)	53,138	2,338,603
Independent Bank Group, Inc.(c)	3,455	239,259
Industrial & Commercial Bank of China Ltd.—ADR	42,964	631,786
International Bancshares Corp.	12,996	608,863
Intesa Sanpaolo SpA—ADR	36,921	547,169
JPMorgan Chase & Co.	62,049	7,109,575
KB Financial Group, Inc.—ADR	13,099	600,065
KBC Group NV—ADR(c)	14,779	524,655
Macquarie Group Ltd.—ADR	14,392	1,343,061
MB Financial, Inc.(c)	5,033	243,899
Mitsubishi Corp.—ADR	23,691	1,351,192
Mitsubishi UFJ Financial Group, Inc.—ADR	231,098	1,395,832
Mizuho Financial Group, Inc.—ADR(c)	453,341	1,604,827
National Australia Bank Ltd.—ADR	70,715	723,061
Nelnet, Inc.	3,988	229,908
Opus Bank	7,044	199,697
Oversea-Chinese Banking Corp. Ltd.—ADR(c)	45,310	754,412
Peapack Gladstone Financial Corp.	10,796	360,694
Peoples Bancorp, Inc.	9,248	331,633
PNC Financial Services Group, Inc.	12,034	1,727,360
Provident Financial Services, Inc.	13,136	331,421
QIWI PLC—ADR(a)(c)	12,352	175,398
Regions Financial Corp.	62,627	1,218,721
Retrophin, Inc.(a)(c)	9,168	290,534
Sberbank of Russia PJSC—ADR(c)	58,714	641,157
Shinhan Financial Group Co. Ltd.—ADR(c)	16,215	639,195
Standard Bank Group Ltd.—ADR	20,487	259,365
State Street Corp.	8,281	719,702

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.—ADR	221,854	$1,743,772
Sumitomo Mitsui Trust Holdings, Inc.—ADR	281,522	1,117,642
Suntrust Banks, Inc.	19,810	1,457,224
Svenska Handelsbanken AB—ADR	156,838	946,517
Swedbank AB—ADR	19,981	465,757
UMB Financial Corp.	4,048	304,572
Umpqua Holdings Corp.	20,948	448,287
United Financial Bancorp, Inc.	19,765	351,224
United Overseas Bank Ltd.—ADR	34,086	1,341,625
Wells Fargo & Co.	34,978	2,045,513
Wintrust Financial Corp.	2,961	262,197
Woori Bank—ADR	8,337	365,994

		65,311,671

Crop Production—0.02%
Cresud SACIF y A—ADR	4,969	72,249
SLC Agricola SA—ADR(c)	8,217	130,979

		203,228

Data Processing, Hosting and Related Services—1.61%
Capgemini SE—ADR	8,422	215,687
CDK Global, Inc.(c)	31,278	1,949,245
CoStar Group, Inc.(a)	3,112	1,376,002
Fidelity National Information Services, Inc.	22,477	2,431,337
Hewlett Packard Enterprise Co.	102,675	1,697,218
Sify Technologies Ltd.—ADR(c)	91,861	158,920
Visa, Inc.(c)	29,226	4,293,006
WEX, Inc.(a)	7,689	1,462,602

		13,584,017

Educational Services—0.17%
Adtalem Global Education, Inc.(a)(c)	5,965	285,425
Bright Scholar Education Holdings Ltd.—ADR(a)	5,888	70,892
Grand Canyon Education, Inc.(a)	3,887	463,097
Kroton Educacional SA—ADR	55,163	135,977
New Oriental Education & Technology Group, Inc.—ADR(a)	2,270	178,421
TAL Education Group—ADR(a)	5,258	155,637
Tarena International, Inc.—ADR	18,793	159,741

		1,449,190

Electrical Equipment, Appliance, and Component Manufacturing—1.05%
AMETEK, Inc.	14,421	1,109,840
BYD Co. Ltd.—ADR	10,657	125,593
Eaton Corp. PLC(b)	18,388	1,528,778
Emerson Electric Co.	18,015	1,382,291
Generac Holdings, Inc.(a)	7,265	403,135
Integer Holdings Corp.(a)	3,671	293,313
Koninklijke Philips NV(b)	16,316	728,183
Mitsubishi Electric Corp.—ADR	22,917	618,071
Nidec Corp.—ADR	35,086	1,264,148
Schneider Electric SE—ADR	18,767	304,401
SMC Corp.—ADR	37,211	621,424
Yaskawa Electric Corp.—ADR	7,661	511,889

		8,891,066

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Electronics and Appliance Stores—0.14%
Aaron’s, Inc.(c)	5,240	$260,533
Best Buy Co., Inc.	11,517	916,292

		1,176,825

Fabricated Metal Product Manufacturing—0.21%
Assa Abloy AB—ADR	2,164	21,975
Kimberly-Clark de Mexico SAB de CV—ADR	2,399	20,919
McDermott International, Inc.(a)(b)(c)	14,493	280,295
Pentair PLC(b)(c)	28,609	1,243,920
SKF AB—ADR	8,390	161,591

		1,728,700

Fishing, Hunting and Trapping—0.06%
Marine Harvest ASA—ADR	24,891	537,895

Food and Beverage Stores—0.74%
Associated British Foods PLC—ADR	13,085	392,419
J Sainsbury PLC—ADR	48,026	805,876
Koninklijke Ahold Delhaize NV—ADR	63,408	1,537,010
Seven & i Holdings Co. Ltd.—ADR	75,389	1,527,758
Shoprite Holdings Ltd.—ADR	6,879	95,412
Tesco PLC—ADR	115,417	1,098,770
Wm Morrison Supermarkets PLC—ADR	43,922	748,431

		6,205,676

Food Manufacturing—1.28%
Archer-Daniels-Midland Co.	38,047	1,917,569
Chr Hansen Holding A/S—ADR	9,523	485,006
Givaudan SA—ADR(c)	13,996	679,086
Ingredion, Inc.	14,670	1,482,697
JM Smucker Co.(c)	11,260	1,164,059
Lamb Weston Holdings, Inc.	22,777	1,539,725
Post Holdings, Inc.(a)(c)	18,274	1,777,329
Sanderson Farms, Inc.(c)	1,808	191,214
Tyson Foods, Inc.	25,523	1,603,100

		10,839,785

Food Services and Drinking Places—0.48%
Bidvest Group Ltd.—ADR	3,137	91,945
Brinker International, Inc.(c)	5,321	235,614
Hyatt Hotels Corp.	13,524	1,046,217
McDonald’s Corp.	10,376	1,683,298
Yum! Brands, Inc.	11,818	1,026,866

		4,083,940

Funds, Trusts, and Other Financial Vehicles—0.19%
HealthEquity, Inc.(a)(c)	4,628	436,004
NN Group NV—ADR(c)	56,324	1,202,517

		1,638,521

Furniture and Home Furnishings Stores—0.07%
Ryohin Keikaku Co. Ltd.—ADR	9,591	569,514

Furniture and Related Product Manufacturing—0.05%
Cactus, Inc.(a)	7,468	255,256
La-Z-Boy, Inc.	5,628	187,131

		442,387

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Gasoline Stations—0.03%
Delek US Holdings, Inc.(c)	4,854	$264,543

General Merchandise Stores—1.67%
Big Lots, Inc.(c)	6,481	279,007
Burlington Stores, Inc.(a)	4,890	822,400
Costco Wholesale Corp.	10,060	2,345,288
Dollar General Corp.	10,682	1,150,772
Dollar Tree, Inc.(a)	10,713	862,504
Kering SA—ADR(c)	11,644	630,406
Kohl’s Corp.(c)	15,602	1,234,275
Macy’s, Inc.(c)	26,783	978,919
PRADA SpA—ADR	34,997	316,723
Target Corp.	20,406	1,785,525
Wal-Mart de Mexico SAB de CV—ADR	11,836	328,804
Walmart, Inc.	34,897	3,345,226

		14,079,849

Health and Personal Care Stores—0.59%
CVS Health Corp.	18,085	1,360,715
Express Scripts Holding Co.(a)	23,742	2,089,771
Walgreens Boots Alliance, Inc.	22,636	1,551,924

		5,002,410

Heavy and Civil Engineering Construction—0.12%
Atlantia SpA—ADR	831	8,593
Granite Construction, Inc.	5,446	248,773
KBR, Inc.	18,249	382,864
RWE AG—ADR	14,999	379,325

		1,019,555

Hospitals—0.54%
Encompass Health Corp.	7,475	609,885
HCA Healthcare, Inc.	16,175	2,169,230
Tenet Healthcare Corp.(a)(c)	5,399	182,054
Universal Health Services, Inc.(c)	12,053	1,568,819

		4,529,988

Insurance Carriers and Related Activities—5.02%
Aegon NV(b)	161,203	959,158
Aetna, Inc.	12,317	2,466,725
Aflac, Inc.	29,803	1,378,091
Ageas—ADR(c)	24,990	1,293,982
AIA Group Ltd.—ADR	39,884	1,374,403
Allianz SE—ADR	108,329	2,302,533
Anthem, Inc.	8,266	2,188,257
AXA SA—ADR	23,586	594,721
Berkshire Hathaway, Inc.(a)	23,703	4,947,289
Centene Corp.(a)	10,499	1,537,894
Cigna Corp.	9,708	1,828,405
Employers Holdings, Inc.	5,706	261,620
Fanhua, Inc.—ADR(c)	12,098	281,641
FBL Financial Group, Inc.	3,742	304,412
Humana, Inc.	5,011	1,669,966
Kemper Corp.	3,474	282,610
Legal & General Group PLC—ADR	46,573	777,071

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Lincoln National Corp.	10,327	$677,245
Loews Corp.	25,793	1,297,646
MS&AD Insurance Group Holdings, Inc.—ADR	55,691	850,958
National Western Life Group, Inc.	968	315,520
Old Republic International Corp.	52,044	1,154,336
Ping An Insurance Group Co. of China Ltd.—ADR(c)	27,633	533,317
Primerica, Inc.	3,026	369,929
Progressive Corp.	12,082	815,897
Reinsurance Group of America, Inc.	8,501	1,214,368
Safety Insurance Group, Inc.	1,921	185,761
Sampo OYJ—ADR	25,535	651,909
Tokio Marine Holdings, Inc.—ADR	27,387	1,294,447
Torchmark Corp.	13,438	1,181,469
Travelers Companies, Inc.	4,409	580,224
UnitedHealth Group, Inc.	20,244	5,434,703
Zurich Insurance Group AG—ADR	45,905	1,396,889

		42,403,396

Leather and Allied Product Manufacturing—0.28%
Deckers Outdoor Corp.(a)(c)	1,969	239,903
Hermes International—ADR	8,620	560,300
NIKE, Inc.(c)	18,655	1,533,441

		2,333,644

Machinery Manufacturing—2.11%
AGCO Corp.(c)	14,764	880,820
Alfa Laval AB—ADR	18,472	494,717
Applied Materials, Inc.	27,840	1,197,677
ASML Holding NV(b)(c)	2,378	487,609
Atlas Copco AB—Class A—ADR	3,118	88,957
Atlas Copco AB—Class B—ADR	6,990	185,095
Brooks Automation, Inc.(c)	9,915	390,750
Canon, Inc.—ADR	33,488	1,074,629
Caterpillar, Inc.	8,576	1,190,778
Daikin Industries Ltd.—ADR(c)	114,788	1,460,677
Electrolux AB—ADR	4,843	216,676
FANUC Corp.—ADR	27,420	537,432
FUJIFILM Holdings Corp.—ADR	18,950	801,206
Greenbrier Cos, Inc.	5,623	326,134
IDEX Corp.	10,639	1,630,001
II-VI, Inc.(a)(c)	7,078	352,131
Ingersoll-Rand PLC(b)	10,361	1,049,466
Komatsu Ltd.—ADR	31,932	904,314
Makita Corp.—ADR	16,656	755,183
nVent Electric PLC(b)	23,086	648,486
Olympus Corp.—ADR	11,866	487,337
Rudolph Technologies, Inc.(a)(c)	10,293	286,145
Sandvik AB—ADR	33,652	592,275
Sharp Corp.—ADR(c)	39,773	236,848
Techtronic Industries Co. Ltd.—ADR	15,739	480,527
Weichai Power Co. Ltd.—ADR(c)	8,426	71,537
Xylem, Inc.(c)	12,633	958,971

		17,786,378

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Management of Companies and Enterprises—0.55%
American Equity Invesment Life Holding Co.	7,364	$273,131
Asahi Kasei Corp.—ADR(c)	31,666	928,764
BOC Hong Kong Holdings Ltd.—ADR	8,261	807,843
Bunzl PLC—ADR(c)	4,021	126,139
Community Trust Bancorp, Inc.	7,003	345,948
Cooper-Standard Holdings, Inc.(a)	3,370	466,509
Jardine Strategic Holdings Ltd.—ADR(c)	27,289	493,931
Jianpu Technology, Inc.—ADR(a)(c)	31,607	162,776
Park24 Co. Ltd.—ADR	12,771	375,940
PPDAI Group, Inc.—ADR(a)(c)	48,152	312,988
Simmons First National Corp.	11,859	374,744

		4,668,713

Merchant Wholesalers, Durable Goods—1.24%
Cie Generale des Etablissements Michelin SCA—ADR	23,288	550,063
Continental Building Products, Inc.(a)	8,978	334,879
Entegris, Inc.	15,864	537,790
Ferguson PLC—ADR	67,395	541,519
Foundation Building Materials, Inc.(a)	17,893	247,102
Geely Automobile Holdings Ltd.—ADR(c)	6,160	261,338
Kaman Corp.	7,478	487,640
Mitsui & Co. Ltd.—ADR	3,481	1,156,858
Mohawk Industries, Inc.(a)(c)	5,514	1,056,428
Safran SA—ADR(c)	18,396	597,778
Schnitzer Steel Industries, Inc.	10,153	267,532
Trinity Industries, Inc.	37,842	1,356,257
Watsco, Inc.(c)	6,405	1,120,811
Weibo Corp.—ADR(a)	1,268	97,306
WestRock Co.	12,845	707,502
Xerox Corp.	42,505	1,184,190

		10,504,993

Merchant Wholesalers, Nondurable Goods—1.27%
Central Garden & Pet Co.(a)	5,980	217,253
Danone SA—ADR	40,324	636,514
Global Blood Therapeutics, Inc.(a)(c)	4,035	197,513
Herbalife Nutrition Ltd.(a)(b)	24,397	1,380,626
Hutchison China MediTech Ltd.—ADR(a)	12,619	369,232
ITOCHU Corp.—ADR	26,056	909,745
Nu Skin Enterprises, Inc.	13,471	1,072,292
Orkla ASA—ADR	88,839	725,370
Performance Food Group Co.(a)(c)	10,117	334,873
Phibro Animal Health Corp.	6,313	297,974
Suntory Beverage & Food Ltd.—ADR	43,228	881,419
Sysco Corp.	26,396	1,974,949
Unilever PLC—ADR	4,006	227,821
US Foods Holding Corp.(a)	46,227	1,506,538

		10,732,119

Mining (except Oil and Gas)—0.87%
Anglo American PLC—ADR	66,822	669,556
Arch Coal, Inc.(c)	1,867	165,547
BHP Billiton Ltd.—ADR(c)	15,635	751,105
BHP Billiton PLC—ADR	9,437	404,092

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
CNX Resources Corp.(a)	55,855	$890,328
DRDGOLD Ltd.—ADR	41,976	89,409
Fortescue Metals Group Ltd.—ADR	34,414	190,481
Freeport-McMoRan, Inc.	55,070	773,735
Glencore PLC—ADR(c)	84,163	681,720
Harmony Gold Mining Co. Ltd.—ADR(a)	46,914	77,877
Mechel PJSC—ADR(a)	23,537	62,608
MMC Norilsk Nickel PJSC—ADR(c)	11,053	184,541
Newmont Mining Corp.(c)	14,896	462,223
Peabody Energy Corp.	4,963	205,022
Rio Tinto PLC—ADR(c)	21,775	1,045,854
Vale SA—ADR	38,321	505,837
Vedanta Ltd.—ADR	12,023	153,654

		7,313,589

Miscellaneous Manufacturing—2.40%
ABIOMED, Inc.(a)	3,199	1,300,649
Acushnet Holdings Corp.(c)	10,192	275,694
Align Technology, Inc.(a)	3,177	1,227,879
Argenx SE—ADR(a)	4,055	380,481
Baxter International, Inc.	23,442	1,743,382
BioTelemetry, Inc.(a)(c)	5,009	309,556
Callaway Golf Co.	15,557	354,855
Cantel Medical Corp.	4,328	419,816
Coloplast A/S—ADR	27,065	288,784
CONMED Corp.	5,324	428,209
Dover Corp.(c)	12,995	1,115,881
EnPro Industries, Inc.	6,618	496,813
Essilor International Cie Generale d’Optique SA—ADR	1,271	91,296
Estee Lauder Cos., Inc.	11,513	1,613,202
Globus Medical, Inc.(a)	5,352	285,101
Haemonetics Corp.(a)	4,223	471,456
ICU Medical, Inc.(a)	1,508	461,448
Inogen, Inc.(a)	1,765	467,566
Insulet Corp.(a)	4,086	426,047
Intuitive Surgical, Inc.(a)	3,450	1,931,999
iRhythm Technologies, Inc.(a)(c)	2,530	235,518
Luxottica Group SpA—ADR	7,538	500,900
Merit Medical Systems, Inc.(a)(c)	5,858	344,743
Nintendo Co., Ltd.—ADR(c)	21,000	943,950
Orthofix Medical, Inc.(a)	3,726	199,565
Penumbra, Inc.(a)	2,446	339,627
Smith & Nephew PLC—ADR	10,973	393,163
Smiths Group PLC—ADR	4,094	85,769
Stryker Corp.	9,817	1,663,294
Zimmer Biomet Holdings, Inc.(c)	12,140	1,500,868

		20,297,511

Miscellaneous Store Retailers—0.08%
1-800-Flowers.com, Inc.(a)	18,139	218,575
Party City Holdco, Inc.(a)	12,001	184,215
Stamps.com, Inc.(a)(c)	790	196,275
Woolworths Holdings Ltd.(b)	25,918	96,415

		695,480

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Motion Picture and Sound Recording Industries—0.01%
Vivendi SA—ADR	1,894	$48,969

Motor Vehicle and Parts Dealers—0.33%
America’s Car-Mart, Inc.(a)	3,131	261,282
Asbury Automotive Group, Inc.(a)	3,376	251,512
AutoNation, Inc.(a)(c)	23,821	1,080,283
AutoZone, Inc.(a)	1,134	869,642
Group 1 Automotive, Inc.	4,181	322,313

		2,785,032

Nonmetallic Mineral Product Manufacturing—0.21%
Anhui Conch Cement Co. Ltd.—ADR	5,694	172,927
Cemex SAB de CV—ADR(a)	21,950	155,626
Cie de Saint-Gobain—ADR	16,754	145,090
CRH PLC—ADR	3,410	112,939
HeidelbergCement AG—ADR	13,897	220,545
Loma Negra Cia Industrial Argentina SA—ADR(a)	8,173	61,706
Owens Corning	14,604	826,878
Semen Indonesia Persero Tbk PT—ADR	7,994	100,125

		1,795,836

Nonstore Retailers—0.19%
Copart, Inc.(a)(c)	20,014	1,287,100
Insight Enterprises, Inc.(a)	5,672	312,754

		1,599,854

Nursing and Residential Care Facilities—0.07%
Ensign Group, Inc.(c)	6,630	259,034
Omnicell, Inc.(a)(c)	5,050	347,188

		606,222

Oil and Gas Extraction—1.86%
Apache Corp.(c)	24,358	1,067,611
BASF SE—ADR	54,611	1,263,152
Chesapeake Energy Corp.(a)(c)	163,724	725,297
CNOOC Ltd.—ADR	3,204	569,383
Continental Resources, Inc.(a)(c)	14,627	964,651
Denbury Resources, Inc.(a)(c)	36,070	200,910
Diamondback Energy, Inc.(c)	8,051	974,815
Ecopetrol SA—ADR(c)	16,669	376,719
EOG Resources, Inc.	13,860	1,638,668
Galp Energia SGPS SA—ADR(c)	46,151	464,741
LUKOIL PJSC—ADR	12,955	894,672
Occidental Petroleum Corp.	15,669	1,251,483
Par Pacific Holdings, Inc.(a)	6,639	134,838
PetroChina Co. Ltd.—ADR	2,612	193,445
Petroleo Brasileiro SA—ADR	20,564	223,531
Repsol SA—ADR	19,011	365,772
Sasol Ltd.—ADR	9,887	388,164
SM Energy Co.(c)	37,600	1,131,384
TOTAL SA—ADR	25,407	1,594,035
W&T Offshore, Inc.(a)(c)	19,751	133,714
Whiting Petroleum Corp.(a)	12,729	648,033
Woodside Petroleum Ltd.—ADR	19,690	521,440

		15,726,458

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Other Information Services—1.06%
Alibaba Group Holding Ltd.—ADR(a)(c)	12,862	$2,250,979
Cambium Learning Group, Inc.(a)	12,839	171,786
Facebook, Inc.(a)	28,474	5,003,735
NetEase, Inc.—ADR	1,704	336,898
Phoenix New Media Ltd.—ADR(a)	37,548	192,246
TechTarget, Inc.(a)(c)	14,294	342,913
Yelp, Inc.(a)	6,709	316,128
YY, Inc.—ADR(a)	4,130	315,656

		8,930,341

Paper Manufacturing—0.47%
Boise Cascade Co.	7,560	330,372
Essity AB—ADR	45,653	1,190,630
Greif, Inc.	5,897	325,396
Hengan International Group Co. Ltd.—ADR	3,788	169,646
KapStone Paper & Packaging Corp.	9,549	328,008
Nitto Denko Corp.—ADR	13,556	525,837
Smurfit Kappa Group PLC—ADR	9,970	403,287
Stora Enso OYJ—ADR	13,546	252,091
UPM-Kymmene OYJ—ADR	10,499	405,052

		3,930,319

Performing Arts, Spectator Sports, and Related Industries—0.30%
500.com Ltd.—ADR(a)(c)	5,311	69,255
Churchill Downs, Inc.	1,784	504,158
International Speedway Corp.	9,780	431,787
IRSA Propiedades Comerciales SA—ADR(a)	5,201	144,068
Pinnacle Entertainment, Inc.(a)	16,010	548,182
Viacom, Inc.(c)	28,952	847,715

		2,545,165

Personal and Laundry Services—0.28%
Regis Corp.(a)	13,716	293,385
Service Corp. International(c)	31,761	1,332,692
SP Plus Corp.(a)	8,772	341,231
XO Group, Inc.(a)	13,791	414,557

		2,381,865

Petroleum and Coal Products Manufacturing—2.80%
Andeavor	6,297	962,119
BP PLC—ADR	53,696	2,302,484
Chevron Corp.	33,647	3,985,823
China Petroleum & Chemical Corp.—ADR(c)	5,577	553,852
Eni SpA—ADR	27,938	1,037,897
Equinor ASA—ADR(c)	34,880	898,858
Exxon Mobil Corp.	41,834	3,353,831
HollyFrontier Corp.(c)	12,619	940,368
Marathon Oil Corp.	45,807	985,309
Marathon Petroleum Corp.	16,270	1,338,858
Norsk Hydro ASA—ADR	73,632	410,130
Royal Dutch Shell PLC—Class A—ADR	45,543	2,970,770
Royal Dutch Shell PLC—Class B—ADR(c)	37,898	2,553,567
Valero Energy Corp.	11,629	1,370,827

		23,664,693

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Pipeline Transportation—0.07%
ENN Energy Holdings Ltd.—ADR	14,150	$514,707
Transportadora de Gas del Sur SA—ADR(a)	7,665	99,568

		614,275

Plastics and Rubber Products Manufacturing—0.34%
Bridgestone Corp.—ADR	45,282	829,793
Carlisle Cos, Inc.(c)	10,621	1,346,848
Continental AG—ADR	9,610	352,399
Tredegar Corp.	16,382	359,585

		2,888,625

Postal Service—0.05%
Royal Mail PLC—ADR	35,751	417,750

Primary Metal Manufacturing—0.72%
Alcoa Corp.(a)	13,726	613,140
ArcelorMittal(b)	16,118	486,925
Carpenter Technology Corp.(c)	7,862	469,126
Cia Siderurgica Nacional SA—ADR(a)	11,086	23,502
Encore Wire Corp.(c)	6,765	339,941
Kubota Corp.—ADR	4,083	319,046
Nucor Corp.	10,634	664,626
Ossen Innovation Co. Ltd.—ADR(a)(c)	42,155	104,755
POSCO—ADR	6,965	505,032
Reliance Steel & Aluminum Co.	8,947	786,351
Silicon Laboratories, Inc.(a)	4,709	461,482
Steel Dynamics, Inc.	13,603	622,065
Tenaris SA—ADR	3,012	101,022
Ternium SA—ADR	3,735	105,327
United States Steel Corp.	15,944	473,217

		6,075,557

Printing and Related Support Activities—0.10%
Dai Nippon Printing Co. Ltd.—ADR	29,257	325,630
Ennis, Inc.	22,018	479,993

		805,623

Professional, Scientific, and Technical Services—3.98%
51job, Inc.—ADR(a)	1,026	79,320
58.com, Inc.—ADR(a)	2,730	207,698
Accenture PLC(b)	11,977	2,024,951
Adecco Group AG—ADR	18,157	554,970
Amadeus IT Group SA—ADR	7,410	684,165
Amdocs Ltd.(b)	31,728	2,071,204
Amgen, Inc.	11,126	2,223,086
Aspen Technology, Inc.(a)	7,523	867,853
Baidu, Inc.—ADR(a)	2,122	480,591
Biogen, Inc.(a)	5,001	1,767,803
CACI International, Inc.(a)	2,968	578,760
CDW Corp.	22,926	2,007,401
Cognizant Technology Solutions Corp.—Class A	17,163	1,346,094
Convergys Corp.(c)	14,705	363,655
Exelixis, Inc.(a)(c)	24,624	462,685
FTI Consulting, Inc.(a)(c)	5,555	423,402
Gravity Co. Ltd.—ADR(c)	11,380	199,605

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
H&E Equipment Services, Inc.	6,001	$208,895
Hennes & Mauritz AB—ADR	118,076	310,540
Imperial Holdings Ltd.—ADR	11,586	162,725
Infosys Ltd.—ADR(c)	30,714	637,930
IQVIA Holdings, Inc.(a)	14,439	1,835,053
Jack Henry & Associates, Inc.	18,495	2,930,348
Jardine Matheson Holdings Ltd.—ADR	10,425	657,817
JGC Corp.—ADR	14,301	575,615
Korn/Ferry International	4,510	302,756
Leidos Holdings, Inc.	21,660	1,532,878
Luminex Corp.(c)	11,288	318,434
Magellan Health, Inc.(a)	2,658	195,363
Naspers Ltd.—ADR	23,395	1,053,009
Navigant Consulting, Inc.	13,160	314,392
Nice Ltd.—ADR(a)	4,418	510,677
NuCana PLC—ADR(a)(c)	11,188	276,008
Pandora A/S—ADR	5,265	78,633
Perficient, Inc.(a)	16,154	464,104
Providence Service Corp.(a)	3,787	254,259
R1 RCM, Inc.(a)	13,349	133,090
Santen Pharmaceutical Co. Ltd.—ADR	15,247	233,737
Science Applications International Corp.	4,779	431,161
ServiceNow, Inc.(a)	7,196	1,413,006
SGS SA—ADR	20,066	527,194
Telia Co. AB—ADR	68,831	606,745
VSE Corp.(c)	6,825	263,309
Wipro Ltd.—ADR(c)	91,385	470,633
Wirecard AG—ADR	5,438	604,760

		33,646,314

Publishing Industries (except Internet)—2.95%
Adobe Systems, Inc.(a)	8,969	2,363,421
Appfolio, Inc.(a)	6,435	549,549
Bottomline Technologies DE, Inc.(a)	8,204	541,218
Cogent Communications Holdings, Inc.	5,274	288,488
Dassault Systemes SE—ADR	4,958	799,230
DXC Technology Co.	17,813	1,622,586
EPAM Systems, Inc.(a)(c)	4,788	684,349
Fortinet, Inc.(a)	18,365	1,538,252
Gannett Co, Inc.	24,352	250,339
Informa PLC—ADR	9,457	187,343
Intuit, Inc.	8,446	1,853,644
Microsoft Corp.	59,226	6,652,858
MiX Telematics Ltd.—ADR	15,104	252,841
New Media Investment Group, Inc.	21,293	338,559
Pearson PLC—ADR	27,592	326,413
Progress Software Corp.	10,433	427,023
PTC, Inc.(a)(c)	14,450	1,444,133
Red Hat, Inc.(a)(c)	8,380	1,237,977
RELX NV—ADR	30,363	675,273
RELX PLC—ADR	24,659	549,896
Talend SA—ADR(a)	3,895	239,737
Trend Micro, Inc.—ADR	9,792	616,308
Tucows, Inc.(a)(c)	2,502	146,492
Twenty-First Century Fox, Inc.	19,719	895,242

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Ubisoft Entertainment SA—ADR(a)	14,469	$310,360
Wolters Kluwer NV—ADR	2,482	157,210

		24,948,741

Rail Transportation—0.64%
CSX Corp.	11,125	825,030
East Japan Railway Co.—ADR	39,840	590,030
Norfolk Southern Corp.	8,758	1,522,491
Union Pacific Corp.(c)	11,392	1,715,862
West Japan Railway Co.—ADR	10,713	716,164

		5,369,577

Real Estate—0.46%
CBRE Group, Inc.(a)	19,305	942,277
Daito Trust Construction Co. Ltd.—ADR	8,349	312,294
Hang Lung Properties Ltd.—ADR	31,658	317,846
Jones Lang LaSalle, Inc.	4,090	623,807
Marcus & Millichap, Inc.(a)	6,800	247,588
Mitsubishi Estate Co. Ltd.—ADR	13,573	224,905
Realogy Holdings Corp.(c)	22,938	490,644
Rightmove PLC—ADR	22,867	379,592
RMR Group, Inc.	3,757	354,849

		3,893,802

Rental and Leasing Services—0.66%
Aircastle Ltd.(b)	14,052	293,968
Ashtead Group PLC—ADR	4,348	542,196
Avis Budget Group, Inc.(a)	5,286	164,448
Brambles Ltd.—ADR	33,145	526,343
eHi Car Services Ltd.—ADR(a)	10,569	131,795
Exterran Corp.(a)	8,454	231,555
GATX Corp.(c)	8,784	741,809
Localiza Rent a Car SA—ADR	7,529	39,414
McGrath RentCorp.	4,509	261,522
Navient Corp.	39,076	532,997
Synchrony Financial	24,926	789,406
Triton International Ltd.(b)(c)	8,392	317,050
United Rentals, Inc.(a)	6,129	955,326

		5,527,829

Retailing—0.01%
Jumei International Holding Ltd.—ADR(a)	53,549	102,279

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—3.33%
Artisan Partners Asset Management, Inc.	5,180	171,717
BlackRock, Inc.	2,615	1,252,742
Cboe Global Markets, Inc.	5,936	598,349
Charles Schwab Corp.	21,068	1,070,043
CME Group, Inc.(c)	5,954	1,040,342
Daiwa Securities Group, Inc.—ADR	141,261	859,573
Deutsche Boerse AG—ADR	62,003	853,161
E*TRADE Financial Corp.(a)	10,965	645,400
Evercore, Inc.	1,929	204,763
Fidelity National Financial, Inc.	25,997	1,042,480
Four Seasons Education Cayman, Inc.—ADR	22,565	96,127
Franklin Resources, Inc.(c)	33,812	1,073,193

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Goldman Sachs Group, Inc.(c)	4,288	$1,019,730
Hexindai, Inc.—ADR(c)	23,272	198,743
Hong Kong Exchanges & Clearing Ltd.—ADR	39,187	1,116,242
Intercontinental Exchange, Inc.	7,799	594,518
Japan Exchange Group, Inc.—ADR	95,805	835,899
Lazard Ltd.(b)	19,681	947,443
London Stock Exchange Group PLC—ADR(c)	42,024	641,917
Luther Burbank Corp.	15,962	181,967
Mediobanca Banca di Credito Finanziario SpA—ADR	47,419	439,574
Moelis & Co.	3,013	174,905
Moody’s Corp.	7,012	1,248,276
Morgan Stanley	34,063	1,663,296
MSCI, Inc.	7,691	1,386,380
NASDAQ, Inc.	7,722	736,988
Nexeo Solutions, Inc.(a)	24,513	245,375
Nomura Holdings, Inc.—ADR(c)	189,145	868,176
Oppenheimer Holdings, Inc.	8,738	272,626
ORIX Corp.—ADR	16,822	1,344,582
PJT Partners, Inc.	4,116	238,399
Qudian, Inc.—ADR(a)(c)	14,348	85,371
S&P Global, Inc.	5,105	1,056,990
Secoo Holding Ltd.—ADR(a)	9,667	126,154
SEI Investments Co.	16,910	1,066,683
Stifel Financial Corp.(c)	6,485	362,317
T Rowe Price Group, Inc.(c)	9,939	1,151,831
Travelport Worldwide Ltd.(b)	19,490	361,929
WesBanco, Inc.	10,063	496,609
WH Group Ltd.—ADR	7,696	116,710
Yintech Investment Holdings Ltd.—ADR(c)	26,721	195,063

		28,082,583

Software & Services—0.03%
Cheetah Mobile, Inc.—ADR(a)(c)	26,099	260,990

Specialty Trade Contractors—0.10%
EMCOR Group, Inc.	6,224	498,542
TopBuild Corp.(a)	5,052	314,639

		813,181

Support Activities for Agriculture and Forestry—0.05%
Fibria Celulose SA—ADR	6,537	126,752
Fresh Del Monte Produce, Inc.(b)	6,630	248,227

		374,979

Support Activities for Mining—0.87%
Antero Resources Corp.(a)(c)	48,723	901,863
Archrock, Inc.	21,195	268,117
Cleveland-Cliffs, Inc.(a)	29,869	300,183
ConocoPhillips	22,872	1,679,491
Diamond Offshore Drilling, Inc.(a)(c)	9,022	157,163
FTS International, Inc.(a)	16,295	179,734
Gazprom PJSC—ADR	114,423	506,894
Helix Energy Solutions Group, Inc.(a)	23,231	217,442
Keane Group, Inc.(a)	14,866	182,554
ONE Gas, Inc.	7,051	553,715
ProPetro Holding Corp.(a)	10,203	155,290

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
South32 Ltd.—ADR	40,356	$503,643
SRC Energy, Inc.(a)(c)	16,714	155,607
Subsea 7 SA—ADR(c)	22,432	303,281
Unit Corp.(a)	10,116	265,950
Wesfarmers Ltd.—ADR	55,409	1,027,837

		7,358,764

Support Activities for Transportation—0.29%
Expeditors International of Washington, Inc.	8,528	624,932
Grupo Aeroportuario del Pacifico SAB de CV—ADR	442	45,663
Grupo Aeroportuario del Sureste SAB de CV—ADR	329	61,717
Hub Group, Inc.(a)	5,413	286,077
Japan Airlines Co. Ltd.—ADR	43,842	786,964
XPO Logistics, Inc.(a)(c)	5,688	605,772

		2,411,125

Telecommunications—2.49%
AT&T, Inc.	114,001	3,641,192
Autohome, Inc.—ADR	1,886	155,802
Blucora, Inc.	7,521	272,260
China Mobile Ltd.—ADR	16,632	798,170
China Telecom Corp. Ltd.—ADR	4,544	214,477
Chunghwa Telecom Co. Ltd.—ADR	20,182	710,205
Intelsat SA(a)(b)	4,355	95,679
KDDI Corp.—ADR	104,766	1,376,624
KT Corp.—ADR	15,213	210,092
Mobile TeleSystems PJSC—ADR	24,745	191,774
MTN Group Ltd.—ADR	15,279	94,119
Nippon Telegraph & Telephone Corp.—ADR	23,360	1,037,418
Orange SA—ADR	11,940	192,950
Singapore Telecommunications Ltd.—ADR	32,855	769,464
SK Telecom Co. Ltd.—ADR	11,313	294,251
SoftBank Group Corp.—ADR	18,698	865,063
Spark New Zealand Ltd.—ADR	35,828	469,168
Sprint Corp.(a)(c)	264,382	1,615,374
Telecom Italia SpA/Milano—ADR(a)	11,659	75,201
Telecom Italia SpA/Milano—ADR	33,263	185,275
Telekomunikasi Indonesia Persero Tbk PT—ADR	8,402	198,875
Telenor ASA—ADR	46,987	883,355
Telstra Corp. Ltd.—ADR	41,329	461,852
Tencent Holdings Ltd.—ADR	59,807	2,580,074
TIM Participacoes SA—ADR	8,797	132,307
Verizon Communications, Inc.	59,562	3,238,386
Vodacom Group Ltd.—ADR	58	506
Vonage Holdings Corp.(a)	17,617	249,809

		21,009,722

Transit and Ground Passenger Transportation—0.09%
Central Japan Railway Co.—ADR	38,809	772,299

Transportation Equipment Manufacturing—2.77%
AAR Corp.(c)	7,119	332,244
Airbus SE—ADR	18,668	574,414
American Railcar Industries, Inc.(c)	9,893	453,297
Astra International, Tbk PT—ADR	33,877	331,825
Bayerische Motoren Werke AG—ADR	12,194	393,622

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Boeing Co.	6,159	$2,111,244
BorgWarner, Inc.	17,906	783,746
Curtiss-Wright Corp.	4,702	629,833
Daimler AG—ADR	34,963	561,156
Denso Corp.—ADR	36,853	887,052
Ford Motor Co.	151,337	1,434,675
General Motors Co.	23,073	831,782
Gentex Corp.(c)	48,665	1,137,788
Honda Motor Co. Ltd.—ADR	49,346	1,462,122
Lear Corp.	6,517	1,057,057
Mazda Motor Corp.—ADR	110,866	635,817
Meritor, Inc.(a)	12,596	272,829
Navistar International Corp.(a)	6,418	279,632
Nissan Motor Co. Ltd.—ADR(c)	51,557	967,725
Oshkosh Corp.	12,617	886,470
PACCAR, Inc.	14,149	968,075
Renault SA—ADR	10,597	182,056
Ship Finance International Ltd.(b)(c)	38,013	539,785
Stoneridge, Inc.(a)	5,529	165,483
Subaru Corp.—ADR	37,768	559,533
Tata Motors Ltd.—ADR(a)	15,712	291,458
Thor Industries, Inc.	10,501	1,002,215
Tower International, Inc.	7,152	241,738
Toyota Motor Corp.—ADR(c)	23,949	2,971,592
Volkswagen AG—ADR	7,348	235,209
Winnebago Industries, Inc.	5,463	201,858

		23,383,332

Truck Transportation—0.27%
ArcBest Corp.	4,928	237,037
DSV A/S—ADR	7,545	352,955
Marten Transport Ltd.	10,834	238,890
Old Dominion Freight Lines, Inc.(c)	5,858	892,759
Schneider National, Inc.(c)	9,145	247,372
Werner Enterprises, Inc.(c)	8,606	318,852

		2,287,865

Utilities—2.54%
American Electric Power Co., Inc.	11,753	843,043
Avista Corp.	6,484	332,694
CenterPoint Energy, Inc.	36,833	1,023,589
Cia de Saneamento Basico do Estado de Sao Paulo—ADR	16,103	96,779
CLP Holdings Ltd.—ADR	177,910	2,075,319
Consolidated Edison, Inc.	9,197	725,919
Duke Energy Corp.	14,011	1,138,254
E.ON SE—ADR	61,025	650,527
El Paso Electric Co.	8,273	507,135
Électricité de France SA—ADR	103,656	334,809
Empresa Distribuidora Y Comercializadora Norte—ADR(a)	3,536	88,400
Enagas SA—ADR	10,458	144,686
Enel Americas SA—ADR	22,886	169,814
Enel Chile SA—ADR	38,099	185,542
Enel SpA—ADR	77,436	378,275
Engie SA—ADR	37,552	547,133
Entergy Corp.	10,969	916,899

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Exelon Corp.	38,823	$1,696,953
FirstEnergy Corp.(c)	22,898	855,927
Hong Kong & China Gas Co. Ltd.—ADR	488,742	1,019,027
Iberdrola SA—ADR	560	16,625
Naturgy Energy Group SA—ADR	4,144	22,046
NextEra Energy, Inc.	8,033	1,366,413
NRG Energy, Inc.	21,162	748,923
ONEOK, Inc.(c)	15,477	1,020,089
Otter Tail Corp.	10,858	520,098
Pampa Energia SA—ADR(a)	2,014	61,306
Public Service Enterprise Group, Inc.	15,276	799,699
Spire, Inc.	5,931	442,156
SSE PLC—ADR	17,661	285,402
Terna Rete Elettrica Nazionale SpA—ADR	12,917	202,539
UGI Corp.	21,253	1,148,725
Ultrapar Participacoes SA—ADR(c)	12,303	125,737
Xcel Energy, Inc.	19,421	933,179

		21,423,661

Waste Management and Remediation Services—0.34%
Darling Ingredients, Inc.(a)	22,200	439,116
Republic Sevices, Inc.(c)	13,223	970,039
Veolia Environnement SA—ADR	21,296	448,068
Waste Management, Inc.	10,893	990,174

		2,847,397

Water Transportation—0.30%
Carnival Corp.(b)	13,112	806,257
Carnival PLC—ADR	10,846	660,738
Kirby Corp.(a)(c)	9,163	799,930
SEACOR Holdings, Inc.(a)	4,440	228,438

		2,495,363

Wholesale Electronic Markets and Agents and Brokers—0.15%
KAR Auction Services, Inc.	20,519	1,286,336

Wood Product Manufacturing—0.23%
Louisiana-Pacific Corp.	20,510	598,072
Masco Corp.	24,704	938,011
Universal Forest Products, Inc.	10,994	411,835

		1,947,918

Total Common Stocks (Cost $673,420,585)		751,031,636

Preferred Stocks—0.14%
Administration of Economic Programs—0.00%
Centrais Electricas Brasileiras SA—ADR(a)	6,702	29,958

Air Transportation—0.00%
Gol Linhas Aereas Inteligentes SA—ADR(a)(c)	7,393	40,809

Credit Intermediation and Related Activities—0.05%
Bancolombia SA—ADR	10,419	451,768

Oil and Gas Extraction—0.07%
Petroleo Brasileiro SA—ADR	24,554	233,017
Surgutneftegas PJSC—ADR	55,987	305,130

		538,147

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Transportation Equipment Manufacturing—0.01%
Porsche Automobil Holding SE—ADR	7,962	$50,081

Utilities—0.01%
Cia Paranaense de Energia—ADR(a)	13,079	66,049

Total Preferred Stocks (Cost $1,118,228)		1,176,812

Exchange-Traded Funds—6.28%
iShares MSCI EAFE ETF	244,018	16,432,172
iShares Russell 1000 ETF(c)	163,622	26,478,948
iShares Russell 2000 ETF(c)	39,247	6,790,516
Vanguard FTSE Emerging Markets ETF	79,749	3,352,648

Total Exchange-Traded Funds (Cost $51,408,243)		53,054,284

Real Estate Investment Trusts—2.96%
AG Mortgage Investment Trust, Inc.	12,215	229,642
AGNC Investment Corp.	59,266	1,127,239
Alexandria Real Estate Equities, Inc.	3,564	457,439
American Tower Corp.	2,130	317,626
Annaly Capital Mangement, Inc.	114,599	1,217,041
Apollo Commercial Real Estate Finance, Inc.(c)	21,161	411,158
Ares Commercial Real Estate Corp.	28,746	420,267
ARMOUR Residential REIT, Inc.	5,391	126,796
Ashford Hospitality Trust, Inc.	21,986	142,689
Brixmor Property Group, Inc.(c)	33,898	617,622
Cherry Hill Mortgage Investment Corp.	7,115	132,339
Chesapeake Lodging Trust	7,569	249,096
City Office REIT, Inc.(c)	12,995	167,765
CorePoint Lodging, Inc.	88,983	1,855,296
Cousins Properties, Inc.	27,240	254,694
CubeSmart(c)	10,314	315,093
Duke Realty Corp.	13,034	371,339
Dynex Capital, Inc.(c)	37,703	241,676
Extra Space Storage, Inc.(c)	3,161	291,476
Gaming and Leisure Properties, Inc.	12,542	448,878
Host Hotels & Resorts, Inc.(c)	45,867	987,516
Invesco Mortgage Capital, Inc.	15,877	257,684
Iron Mountain, Inc.	13,688	494,137
iStar, Inc.(c)	31,806	355,909
Kimco Realty Corp.	29,270	500,810
Ladder Capital Corp.	16,774	291,364
LaSalle Hotel Properties	6,399	224,669
Liberty Property Trust	11,500	503,125
MedEquities Realty Trust, Inc.	24,557	263,005
MTGE Investment Corp.	9,730	190,708
New Residential Investment Corp.	70,629	1,311,581
New York Mortgage Trust, Inc.(c)	40,955	262,112
Park Hotels & Resorts, Inc.	15,679	524,463
Pebblebrook Hotel Trust(c)	6,569	253,629
PennyMac Mortgage Investment Trust	11,245	224,675
Prologis, Inc.	17,008	1,142,573
Public Storage	1,466	311,642
RLJ Lodging Trust	10,557	231,304
Redwood Trust, Inc.(c)	18,631	316,354
Regency Centers Corp.	7,068	466,700

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2018 (Continued)

	Shares	Value
Ryman Hospitality Properties, Inc.	2,917	$258,825
SBA Communications Corp.(a)	1,908	296,179
Select Income REIT	7,372	151,495
Simon Property Group, Inc.(c)	5,367	982,322
Spirit Realty Capital, Inc.	86,636	725,143
STORE Capital Corp.	19,868	572,398
Sunstone Hotel Investors, Inc.	18,720	314,122
TPG RE Finance Trust, Inc.	14,660	302,729
VEREIT, Inc.	102,502	801,566
Welltower, Inc.	7,363	491,186
Western Asset Mortgage Capital Corp.	19,933	221,854
Weyerhaeuser Co.	28,209	979,134
Xenia Hotels & Resorts, Inc.	14,433	350,144

Total Real Estate Investment Trusts (Cost $24,406,971)		24,956,228

Investments Purchased With Collateral From Securities Lending—12.94%
Money Market Fund—12.94%
Mount Vernon Liquid Assets Portfolio, LLC, 2.150%(d)	109,232,544	109,232,544

Total Investments Purchased With Collateral From Securities Lending (Cost $109,232,544)		109,232,544

Short-Term Investments—1.52%
Fidelity Institutional Government Portfolio, Class I, 1.820%(d)	12,871,267	12,871,267

Total Short-Term Investments (Cost $12,871,267)		12,871,267

Total Investments (Cost $872,457,838)—112.78%		952,322,771
Liabilities in Excess of Other Assets—(12.78)%		(107,880,617)

Total Net Assets—100.00%		$844,442,154

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of August 31, 2018. Total value of securities out on loan is $106,768,512.
(d)	The rate shown represents the 7-day yield at August 31, 2018.

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europeae is a term for a European Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.
Tbk PT	Perseroan Terbatas is an Indonesian term that refers to a Limited Liability Company. Tbk is added if the shares become publicly listed on the stock exchange.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2018

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)(2)	$546,552,359	$952,322,771
Receivables:
Investments sold	667,796	—
Dividends and interest	2,430,424	1,532,787
Cash collateral held at broker for futures contracts	219,422	—
Fund shares sold	719,615	1,762,588
Securities lending	14,143	78,104
Due from broker for variation margin on futures contracts	48,820	—
Other Assets	25,896	28,384

Total Assets	550,678,475	955,724,634

Liabilities
Payables:
Investments purchased	18,910,739	—
Fund shares redeemed	350,439	1,131,230
Collateral on securities loaned	132,800,677	109,232,544
To Custodian	18,214	—
Affiliates	190,248	297,761
Adviser	159,308	364,418
Distributor	84,051	176,219
Due to broker for variation margin on futures contracts	8,349	—
Accrued expenses and other liabilities	67,835	80,308

Total Liabilities	152,589,860	111,282,480

Net Assets	$398,088,615	$844,442,154

Net assets consist of:
Paid-in capital	$402,289,142	$683,677,913
Accumulated net investment income	5,937,134	4,755,442
Accumulated net realized gain (loss)	(4,407,585)	76,143,866
Net unrealized appreciation (depreciation) on:
Investments	(5,640,178)	79,864,933
Futures contracts	(89,463)	—
Foreign currency translations	(435)	—

Net assets	$398,088,615	$844,442,154

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	24,085,245	29,738,578
Net asset value and redemption price per share	$16.53	$28.40

(1) Cost of Investments	$552,192,537	$872,457,838
(2) Includes loaned securities with a value of	$130,146,116	$106,768,512

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2018

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$11,241,898	$178,346
Securities lending	97,661	896,059
Dividend	176,409	13,416,330 (1)

	11,515,968	14,490,735

Expenses:
Investment management fees	2,872,422	6,230,415
Distribution fees	897,632	1,873,960
Transfer agent fees and expenses	258,893	344,989
Fund accounting fees	199,296	234,035
Fund administration fees	182,730	379,389
Custody fees	86,383	133,242
Federal and state registration fees	51,869	67,711
Audit and tax fees	38,877	34,785
Reports to shareholders	32,179	56,922
Legal fees	18,579	39,591
Chief Compliance Officer fees and expenses	17,004	19,013
Trustees’ fees and related expenses	7,516	7,516
Other expenses	10,204	16,664

Total expenses before waiver	4,673,584	9,438,232
Less waivers and reimbursements by Adviser (Note 4)	(1,083,011)	(64,044)

Net expenses	3,590,573	9,374,188

Net Investment Income	7,925,395	5,116,547

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,796,047)	85,348,876
Futures contracts	(503,185)	—
Purchased options	(7,440)	—
Foreign currency translations	(14,063)	73

	(2,320,735)	85,348,949

Net change in unrealized appreciation (depreciation) on:
Investments	(10,453,914)	(5,369,783)
Futures contracts	113,354	—
Purchased options	10,288	—
Foreign currency translations	(825)	(19)

	(10,331,097)	(5,369,802)

Net gain (loss) on investments and foreign currency	(12,651,832)	79,979,147

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,726,437)	$85,095,694

(1)	Net of $990,865 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net investment income	$7,925,395	$4,686,856
Net realized gain (loss) on investments, futures, options and foreign currency	(2,320,735)	329,905
Net change in unrealized depreciation	(10,331,097)	(2,006,120)

Net increase (decrease) in net assets resulting from operations	(4,726,437)	3,010,641

Dividends and distributions to shareholders:
Net investment income	(5,777,783)	(4,720,316)
Net realized gains	(38,846)	(1,607,789)

Total dividends and distributions	(5,816,629)	(6,328,105)

Fund share transactions:
Shares sold	130,261,118	132,963,916
Shares issued to holders in reinvestment of dividends	5,644,210	6,028,846
Shares redeemed	(59,699,377)	(77,935,517)

Net increase	76,205,951	61,057,245

Net increase in net assets	65,662,885	57,739,781

Net Assets:
Beginning of year	332,425,730	274,685,949

End of year*	$398,088,615	$332,425,730

* Including accumulated net investment income of:	$5,937,134	$3,514,187

Change in shares outstanding:
Shares sold	7,837,493	7,895,129
Shares issued to holders in reinvestment of dividends	337,977	370,095
Shares redeemed	(3,593,054)	(4,618,359)

Net increase	4,582,416	3,646,865

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net investment income	$5,116,547	$3,872,688
Net realized gain on investments and foreign currency	85,348,949	41,509,232
Net change in unrealized appreciation (depreciation)	(5,369,802)	31,567,503

Net increase in net assets resulting from operations	85,095,694	76,949,423

Dividends and distributions to shareholders:
Net investment income	(4,425,545)	(3,050,989)
Net realized gains	(35,051,083)	(433,201)

Total dividends and distributions	(39,476,628)	(3,484,190)

Fund share transactions:
Shares sold	229,274,490	230,601,519
Shares issued to holders in reinvestment of dividends	37,754,852	3,301,398
Shares redeemed	(118,396,033)	(146,417,244)

Net increase	148,633,309	87,485,673

Net increase in net assets	194,252,375	160,950,906

Net Assets:
Beginning of year	650,189,779	489,238,873

End of year*	$844,442,154	$650,189,779

* Including accumulated net investment income of:	$4,755,442	$3,186,364

Change in shares outstanding:
Shares sold	8,245,253	9,290,698
Shares issued to holders in reinvestment of dividends	1,383,469	137,044
Shares redeemed	(4,255,771)	(5,921,040)

Net increase	5,372,951	3,506,702

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014
Net asset value, beginning of year	$17.05	$17.32	$16.73	$17.12	$16.26

Income from investment operations:
Net investment income(1)	0.37	0.27	0.28	0.29	0.30
Net realized and unrealized gain (loss)	(0.61)	(0.14)	0.55	(0.36)	0.76

Total from investment operations	(0.24)	0.13	0.83	(0.07)	1.06

Less distributions paid:
Dividends from net investment income	(0.28)	(0.30)	(0.23)	(0.25)	(0.20)
Distributions from net realized gains	0.00 (2)	(0.10)	(0.01)	(0.07)	—

Total distributions paid	(0.28)	(0.40)	(0.24)	(0.32)	(0.20)

Net asset value, end of year	$16.53	$17.05	$17.32	$16.73	$17.12

Total return	(1.42%)	0.78%	5.06%	(0.42%)	6.58%

Ratios / supplemental data
Net assets, end of year (000’s)	$398,089	$332,426	$274,686	$217,234	$162,935
Ratio of expenses to average net assets before waiver and reimbursements	1.30%	1.34%	1.37%	1.39%	1.42%
Ratio of expenses to average net assets after waiver and reimbursements(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	1.91%	1.29%	1.30%	1.31%	1.37%
Ratio of net investment income to average net assets after waiver and reimbursements	2.21%	1.63%	1.67%	1.70%	1.79%
Portfolio turnover rate	160.1%	199.9%	100.4%	131.9%	245.1%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Round to less than 0.05 cent per share.
(3)	Reflects expense cap of 0.75% plus Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2018		Year Ended August 31, 2017		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014
Net asset value, beginning of year	$26.68		$23.45		$23.25	$25.36	$21.74

Income (loss) from investment operations:
Net investment income(1)	0.19		0.17		0.14	0.16	0.15
Net realized and unrealized gain (loss)	3.08		3.22		0.95	(1.23)	4.23

Total from investment operations	3.27		3.39		1.09	(1.07)	4.38

Less distributions paid:
Dividends from net investment income	(0.17)		(0.14)		(0.09)	(0.12)	(0.08)
Distributions from net realized gains	(1.38)		(0.02)		(0.80)	(0.92)	(0.68)

Total distributions paid	(1.55)		(0.16)		(0.89)	(1.04)	(0.76)

Net asset value, end of year	$28.40		$26.68		$23.45	$23.25	$25.36

Total return	12.50%		14.54%		4.87%	(4.41%)	20.40%

Ratios / supplemental data
Net assets, end of year (000’s)	$844,442		$650,190		$489,239	$329,187	$249,622
Ratio of expenses to average net assets before waiver and reimbursements	1.26%		1.41%		1.45%	1.45%	1.47%
Ratio of expenses to average net assets after waiver and reimbursements	1.25	%(3)	1.36	%(2)	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets before waiver and reimbursements	0.67%		0.64%		0.57%	0.62%	0.56%
Ratio of net investment income to average net assets after waiver and reimbursements	0.68%		0.69%		0.62%	0.67%	0.63%
Portfolio turnover rate	104.3%		139.4%		48.8%	66.7%	30.4%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Effective November 1, 2016 the expense limitation cap was reduced from 1.40% to 1.35% (this includes Rule 12b-1 fees of 0.25%).
(3)

Effective June 1, 2018 the expense limitation cap was reduced from 1.35% to 0.98%. This reflects the expense limitation cap of 1.10% from September 1, 2017 through May 31, 2018 (plus Rule 12b-1 fees of 0.25%) and 0.73% from June 1, 2018 through August 31, 2018 (plus Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield method over the life of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

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Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2018:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$35,843,201	$—	$35,843,201
Corporate Bonds	—	85,482,413	—	85,482,413
Foreign Corporate Bonds	—	34,960,770	—	34,960,770
Foreign Government Agency Issues	—	1,088,562	—	1,088,562
Foreign Government Notes/Bonds	—	16,687,316	—	16,687,316
Non-Agency Mortgage Backed Securities	—	19,552,966	—	19,552,966
Agency Mortgage Backed Securities	—	82,287,226	—	82,287,226
Municipal Bonds	—	501,323	—	501,323
U.S. Government Agency Issues	—	400,448	—	400,448
U.S. Government Notes/Bonds	—	131,008,214	—	131,008,214

Total Fixed Income Securities	—	407,812,439	—	407,812,439

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	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$3,986,678	$—	$—	$3,986,678
Money Market Funds	134,753,242	—	—	134,753,242

Total Investments in Securities	$138,739,920	$407,812,439	$—	$546,552,359

Other Financial Instruments(1)
Futures	$(89,463)	$—	$—	$(89,463)

Total Other Financial Instruments	$(89,463)	$—	$—	$(89,463)

(1)	Other financial instruments are futures contracts reflected in the Schedule of Open Futures Contracts. The amounts reflect the net unrealized depreciation on the contracts held.

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$749,047,527	$1,984,109	$—	$751,031,636
Preferred Stocks	1,146,854	29,958	—	1,176,812
Exchange-Traded Funds	53,054,284	—	—	53,054,284
Real Estate Investment Trusts	24,956,228	—	—	24,956,228

Total Equity	828,204,893	2,014,067	—	830,218,960
Money Market Funds	122,103,811	—	—	122,103,811

Total Investments in Securities	$950,308,704	$2,014,067	$—	$952,322,771

The Funds did not hold any Level 3 securities during the year ended August 31, 2018.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, foreign securities will be priced in their local currencies as of the close of their primary exchange market or as of the valuation time or valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2018.

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Core Fixed Income Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Net Assets— Unrealized appreciation*	$13,397	Net Assets— Unrealized depreciation*	$102,860

Total		$13,397		$102,860

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2018:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Purchased Options	Total
Interest Rate Contracts	$(503,185)	$(7,440)	$(510,625)

Total	$(503,185)	$(7,440)	$(510,625)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Purchased Options	Total
Interest Rate Contracts	$113,354	$10,288	$123,642

Total	$113,354	$10,288	$123,642

The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that

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could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2018, the Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $219,422. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$22,510,549
Short Futures	$16,169,387

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the

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use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund did not enter into any forward foreign currency contracts during the year ended August 31, 2018.

(e)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

(f)	Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of

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income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Fund no longer charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2018	$5,812,230	$4,399
Year Ended August 31, 2017	5,192,595	1,135,510

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2018	$13,699,923	$25,776,705
Year Ended August 31, 2017	3,050,989	433,201

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As of August 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$552,154,250	$874,117,663

Gross tax unrealized appreciation	$1,609,710	$107,513,632
Gross tax unrealized depreciation	(7,301,499)	(29,308,524)

Net tax unrealized appreciation (depreciation)	$(5,691,789)	$78,205,108

Undistributed ordinary income	$5,937,134	$17,222,154
Undistributed long-term capital gain	—	65,683,753

Total distributable earnings	$5,937,134	$82,905,907
Other accumulated loss	(4,445,872)	(346,774)

Total accumulated earnings	$(4,200,527)	$160,764,241

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2018, the Core Fixed Income Fund had short-term capital loss carryovers of $3,291,733 and had long-term capital loss carryovers of $1,154,139, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund’s realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers from the year ended August 31, 2018.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2018, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$275,335	$878,076
Accumulated Net Realized Gain (Loss)	$(300,632)	$(878,076)
Paid In Capital	$25,297	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2018. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2018. At August 31, 2018, the fiscal years 2015 through 2018 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.53% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through December 29, 2019 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in

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connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.75% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2019	$917,343	$219,834
August 31, 2020	$967,003	$302,297
August 31, 2021	$1,083,011	$64,044

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers (only applicable to the Diversified Equity Fund through May 25, 2018). Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC

Schroder Investment Management North America Inc.

Diversified Equity Fund

Delaware Investments Fund Advisers (Terminated on May 25, 2018)

Epoch Investment Partners, Inc. (Terminated on May 25, 2018)

Mellon Capital Management Corporation (Terminated on May 25, 2018)

Boston Partners Global Investors, Inc. (Terminated on May 25, 2018)

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2018, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$897,632
Diversified Equity Fund	$1,873,960

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2018, and owed as of August 31, 2018 are as follows:

	Incurred	Owed
Core Fixed Income Fund	$182,730	$45,543
Diversified Equity Fund	$379,389	$94,270

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Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2018, and owed as of August 31, 2018 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$199,296	$50,791
Diversified Equity Fund	$234,035	$59,917

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$258,893	$68,427
Diversified Equity Fund	$344,989	$90,705

Custody	Incurred	Owed
Core Fixed Income Fund	$86,383	$21,238
Diversified Equity Fund	$133,242	$49,610

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2018, and owed as of August 31, 2018 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$17,004	$4,249
Diversified Equity Fund	$19,013	$3,259

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2018 are summarized below.

	Core Fixed Income Fund	Diversified Equity Fund
Purchases:
U.S. Government	$478,638,679	$—
Other	179,886,528	885,833,939

Total Purchases	$658,525,207	$885,833,939
Sales
U.S. Government	$427,382,026	$—
Other	136,510,801	764,834,825

Total Sales	$563,892,827	$764,834,825

(8)	Line of Credit

At August 31, 2018, the Core Fixed Income Fund and Diversified Equity Fund had secured lines of credit in the lessor amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 9, 2019. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 4.25% from September 1, 2017 through December 13, 2017, 4.50% from December 14, 2017 through

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March 21, 2018, 4.75% from March 22, 2018 through June 13, 2018, and 5.00% thereafter. The following table provides information regarding usage of the line of credit for the year ended August 31, 2018 for the Funds. The Funds did not have an outstanding balance on either line of credit as of August 31, 2018.

	Days Utilitized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	1	$43,000	$6	$43,000	8/30/2018
Diversified Equity Fund	4	$2,002,750	$1,108	$2,599,000	6/22/2018

*	Interest expense is reported within Other Expenses on the Statements of Operations

(9)	Securities Lending

Pursuant to the terms of a securities lending agreement with the Funds’ custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of August 31, 2018, the market value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$130,146,116	$132,800,677	32.69%
Diversified Equity Fund	$106,768,512	$109,232,544	12.64%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Schedule of Investments for each Fund includes the particular cash collateral holding as of August 31, 2018. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2018

(10)	Regulatory Updates ASU No. 2017-08

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and

Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PMC Funds, comprising PMC Core Fixed Income Fund and PMC Diversified Equity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting the Trust for Professional Managers, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of August 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin

October 29, 2018

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 20, 2018 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 25, 2018 (the “June 25, 2018 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2019.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of the Core Fixed Income Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Core Fixed Income Fund’s sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager to the PMC Diversified Equity Fund and for the segment of Core Fixed Income Fund’s assets managed by Envestnet, and Janis Zvingelis, who serves as a portfolio manager to the PMC Diversified Equity Fund. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Core Fixed Income Fund’s sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Core Fixed Income Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund and the Diversified Equity Fund for the year-to-date, one-year, three-year and five-year periods, and with respect to the Core Fixed Income Fund, the ten-year period, ended April 30, 2018. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index Net for the Diversified Equity Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) as well as a peer group of funds in Morningstar’s U.S. open-end world large stock funds category for the Diversified Equity Fund as constructed by data presented by Morningstar Direct (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the ten-year period ended April 30, 2018 was above its Morningstar Peer Group median. The Trustees further noted that the Core Fixed Income Fund’s performance for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2018 was below the Morningstar Peer Group median. The Trustees also reviewed the performance of the Core Fixed Income Fund’s performance relative to a subset of twelve funds within the Morningstar Peer Group that also operate under a multi-manager structure (the “Sub-Advised Morningstar Peer Group”). The Trustees noted the Core Fixed Income Fund’s performance for the ten-year period ended April 30, 2018 was above its Sub-Advised Morningstar Peer Group median, but below the Sub-Advised Morningstar Peer Group median for the year-to-date, one-year, three-year and five-year periods ended April 30, 2018. The Trustees also noted for each of the quarter, one-year, three-year and five-year periods ended March 31, 2018, the Core Fixed Income Fund underperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index, and for the ten-year and since inception periods ended March 31, 2018, the Fund outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted that the Diversified Equity Fund’s performance for the one-year period ended April 30, 2018 was above its Morningstar Peer Group median for large blend funds. The Trustees further noted that the Diversified Equity Fund’s performance for each of the year-to-date, three-year and five year periods ended April 30, 2018 was below the Morningstar Peer Group median for large blend funds. The Trustees noted that the Diversified Equity Fund’s performance for all periods was below the Morningstar Peer Group median for world large stock funds. The Trustees also noted that for the quarter, one-year, and since-inception periods ended March 31, 2018, the Diversified Equity Fund had outperformed the MSCI World Index Net, and for the three-year and five-year periods ended March 31, 2018, the Fund underperformed the MSCI World Index Net.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Core Fixed Income Fund and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and Envestnet’s multi-manager account program, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Core Fixed Income Fund’s “manager of managers” structure, noting that Envestnet pays the Core Fixed Income Fund’s sub-advisory fees out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2018 meeting and the August 20, 2018 meeting at which the Agreement was formally considered, as well as the reports made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above both its Morningstar Peer Group average of 0.40% and Sub-Advised Morningstar Peer Group average of 0.42%. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.75% was above both its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.56% and Sub-Advised Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.59%. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s fixed income separately managed account portfolios.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.53% was below its Morningstar Peer Group average of 0.59% for large blend funds and 0.69% for world large stock funds. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.73% was below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.74% for large blend funds and 0.86% for world large stock funds. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s equity/balanced separately managed account portfolios.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and, with respect to the Core Fixed Income Fund, considering the Fund’s “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures contained breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2019 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 20, 2018 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the PMC Core Fixed Income Fund, entered into between the Adviser and certain of the Fund’s sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Investment Advisers LLC (“NBIA”) and Schroder Investment Management North America Inc. (“Schroders”), the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Trustees also met at a prior meeting held on June 25, 2018 (the “June 25, 2018 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, NBIA and Schroders, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBIA and Schroders to the Core Fixed Income Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew A. Johnson and Thomas J. Marthaler, who serve as the portfolio managers for the segment of the Fund’s assets managed by NBIA, and other key personnel at NBIA. The Trustees also considered Schroders’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Neil Sutherland and Lisa Hornby, who serve as the portfolio managers for the segment of the Fund’s assets managed by Schroders, and other key personnel at Schroders. The Trustees also considered information provided by each of NBIA and Schroders at the June 25, 2018 meeting and the August 20, 2018 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBIA and Schroders had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBIA and Schroders to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBIA and Schroders, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year and ten-year periods ended March 31, 2018. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBIA’s separately-managed accounts, as well as a separate sub-advised fund, with similar investment strategies to that utilized by NBIA in managing a segment of the Fund’s portfolio. The Trustees noted that, for the quarter, one-year, three-year and five-year periods ended March 31, 2018, the segment of the Fund’s portfolio managed by NBIA outperformed (on a net returns basis) the benchmark index. The segment of the Fund’s portfolio managed by NIBIA underperformed the benchmark index (on a net returns basis) for the three-year period ended March 31, 2018. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA was generally in line with performance of the comparable NBIA composite and separate sub-advised fund (on a gross returns basis).

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroders for the quarter, one-year, three-year and five-year periods ended March 31, 2018. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Schroders on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroders’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted the segment of the Fund’s portfolio managed by Schroders underperformed the benchmark index (on a net returns basis) for each of the quarter, one-year, three-year and five-year periods ended March 31, 2018. The Trustees also noted the segment of the Fund’s portfolio managed by Schroders was below but generally in-line with the comparable Schroders composite (on a gross returns basis), with Schroders indicating that any differences that exist between portfolios with similar guidelines occur at the security level and are most often the result of portfolio cash flows or differences in client investment guidelines.

After considering all the information, the Trustees concluded that the performance obtained by each of NBIA and Schroders for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA and Schroders.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA and Schroders under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBIA and Schroders. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to each of NBIA and Schroders. Consequently, the Trustees did not consider the costs of services provided by each of NBIA and Schroders or the profitability of their relationship with the Fund to be material factors for consideration given that NBIA and Schroders are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBIA and Schroders by Envestnet were reasonable in light of the services provided by each of NBIA and Schroders.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA and Schroders are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBIA and Schroders from their association with the Fund. The Trustees concluded that the benefits that each of NBIA and Schroders may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2019 as being in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	93.05%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2018 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	54.19%

For the fiscal year ended August 31, 2018, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	0.59%
Diversified Equity Fund	67.70%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	30	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	30	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	30	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Interested Trustee and Officers

Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	30	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, USA MUTUALS (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, which serves as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$58,100	$56,100
Audit-Related Fees	$3,000	$3,000
Tax Fees	$11,900	$11,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2018	FYE 8/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/30/2018

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	10/30/2018

*	Print the name and title of each signing officer under his or her signature.